As filed with the Securities and Exchange Commission on April 29, 2008

Registration Nos. 33-95354
and 811-9080

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of Depositor's Principal Executive Offices)

Depositor’s Telephone Number: (816) 753-7000

William A. Schalekamp
Kansas City Life Insurance Company
3520 Broadway
Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

 It is proposed that this filing will become effective:

   [   ]   Immediately upon filing pursuant to paragraph (b) of Rule 485

   [   ]   On May 1, 2008, pursuant to paragraph (b) of Rule 485

   [   ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [X]   On May 1, 2008, pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:
Individual Flexible Premium Variable Life Insurance Contracts

PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract  (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Funds”) as follows:

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares)

AIM V.I. Core Equity Fund (Series I Shares)

AIM V.I. Technology Fund (Series I Shares)

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund

American Century VP Income & Growth Fund

American Century VP International Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund (Class II)

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Developing Leaders Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares

Federated Insurance Series

Federated American Leaders Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2)

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2)

VIP Freedom 2010 Portfolio (Service Class 2)

VIP Freedom 2015 Portfolio (Service Class 2)

VIP Freedom 2020 Portfolio (Service Class 2)

VIP Freedom 2025 Portfolio (Service Class 2)

VIP Freedom 2030 Portfolio (Service Class 2)

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2))

Franklin Small-Mid Cap Growth Securities Fund (Class 2)

Templeton Developing Markets Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

MFS® Variable Insurance TrustSM

MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series)

MFS Research Series (Service Class)

MFS Research Bond Series (Service Class)

MFS Strategic Income Series (Service Class)

MFS Total Return Series (Service Class)

MFS Utilities Series (Service Class)

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2)

Seligman Communications and Information Portfolio (Class 2)

Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

•	Option A: a level death benefit; and
•	Option B: a death benefit that fluctuates with the value of the Contract.

We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	4
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	15
KANSAS CITY LIFE INSURANCE COMPANY	15
FIXED ACCOUNT	15
THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	15
THE FUNDS	15
ADDITION, DELETION OR SUBSTITUITION OF INVESTMENTS	20
VOTING RIGHTS	21
CHARGES AND DEDUCTIONS	21
PREMIUM EXPENSE CHARGE	21
MONTHLY DEDUCTION	21
DAILY MORTALITY AND EXPENSE RISK CHARGE	23
TRANSFER PROCESSING FEE	24
SURRENDER CHARGE	24
PARTIAL SURRENDER FEE	25
FUND EXPENSES	26
OTHER TAX CHARGE	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	26
OWNERSHIP	27
CHANGES OF OWNERSHIP	27
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	28
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATIONS AND TRANSFERS	28
PREMIUM ALLOCATIONS AND CREDITING	28
TRANSFER PRIVILEGE	29
DOLLAR COST AVERAGING PLAN	31
PORTFOLIO REBALANCING PLAN	31
CHANGES IN THE CONTRACT OR BENEFITS	31
SUPPLEMENTAL AND/OR RIDER BENEFITS	32
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	40
PREMIUM PAYMENTS	40
PREMIUMS	40
PREMIUM PAYMENTS TO PREVENT LAPSE	42
HOW YOUR CONTRACT VALUES VARY	42
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	43
DETERMINING THE CONTRACT VALUE	43
CASH SURRENDER VALUE	44

COMPANY HOLIDAYS	44
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	44
AMOUNT OF DEATH PROCEEDS	44
COVERAGE OPTIONS	44
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	45
CHANGES IN COVERAGE OPTION	45
CHANGES IN SPECIFIED AMOUNT	45
SELECTING AND CHANGING THE BENEFICIARY	46
CASH BENEFITS	46
CONTRACT LOANS	46
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	48
PARTIAL SURRENDERS	48
MATURITY BENEFIT	48
PAYMENT OPTIONS	48
PAYMENT OF PROCEEDS	49
REINSTATEMENT	50
TAX CONSIDERATIONS	50
INTRODUCTION	50
TAX STATUS OF THE CONTRACT	50
TAX TREATMENT OF CONTRACT BENEFITS	51
FOREIGN TAX CREDITS	54
POSSIBLE TAX LAW CHANGES	54
OUR INCOME TAXES	54
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	54
SALE OF THE CONTRACTS	54
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	55
LITIGATION	56
CHANGE OF ADDRESS NOTIFICATION	56
FINANCIAL STATEMENTS	56
DEFINITIONS	57
APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS	60
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	61

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract.  As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT,” page 26)

•	There are two Coverage Options available:

•	Option A--at least equal to the Specified Amount.
•	Option B--at least equal to the Specified Amount plus Contract Value. (See “COVERAGE OPTIONS,” page 44)

•
There is flexibility to change the Coverage Option and Specified Amount. (See “CHANGES IN COVERAGE OPTION,” page 45 for rules and limits.)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Indebtedness from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Full Surrender.  You may surrender your Contract at any time for its Cash Surrender Value.  A surrender charge may apply.  Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  We will assess a surrender charge for any resulting reduction in the Specified Amount.  Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits.  We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS,” page 50)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund. (See "FREE LOOK RIGHT TO CANCEL CONTRACT," page 28)  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "PREMIUM ALLOCATIONS AND CREDITING," page 28)  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42)  However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.

•	Disability Continuance of Insurance
•	Disability Premium Benefit Rider
•	Accidental Death Benefit
•	Option to Increase Specified Amount
•	Spouse's Term Insurance
•	Children's Term Insurance
•	Other Insured Term Insurance
•	Extra Protection
•	Monthly Benefit Rider
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider
•	Accelerated Death Benefit/Living Benefits Rider
•	Accelerated Death Benefit/Terminal Illness Rider
•	Maturity Extension Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions, although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS,” page 50)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See “RISK OF LAPSE,” above)  A surrender or partial surrender may have tax consequences. (See “TAX CONSIDERATIONS,” page 50)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS", page 50)

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract Value among the Subaccounts and the Fixed Account, completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge
State and Local Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Surrender Charge[2]
Deferred Sales Load	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[3]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]
Deferred Administrative Expense	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[5]	$5.00 per $1,000 of Specified Amount[6]	$5.00 per $1,000 of Specified Amount[6]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is the sum of the deferred sales load and the deferred administrative expense.
3 If you increase the Contract’s Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
4 During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract.  We base the maximum Premium amount shown in a Contract on the issue age, sex, Specified Amount and smoking class of the Insured.  The deferred sales load decreases after the 9th Contract Year to 0% in the 15th Contract Year.
5 If you increase the Contract’s Specified Amount, a separate deferred administrative expense will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
6 During the first 5 Contract Years, the deferred administrative expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:

End of Contract Year	1-5	6	7	8	9	10	11	12	13	14	15
Charge per $1,000 of Specified Amount:	$5.00	$4.50	$4.00	$3.50	$3.00	$2.50	$2.00	$1.50	$1.00	$0.50	$0.00

End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount.  The deferred administrative expense applies at the end of each Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[7]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of net amount at risk[8]	$0.05 - $26.63 per $1,000 of net amount at risk[8]
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.13 per $1,000 of net amount at risk[8]	$0.13 per $1,000 of net amount at risk[8]
Monthly Expense Charge[9]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$6.00	$6.00
Acquisition Charge	On the Contract Date and on each Monthly Anniversary Day for the first Contract Year[10]	$20.00	$20.00
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[11]	At the end of each Contract Year	2%	2%

7 Costs of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, and risk class.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
8 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
9 The monthly expense charge is the sum of the maintenance charge and the acquisition charge.
10 The acquisition charge is also assessed for 12 months following the effective date of an increase in Specified Amount.
11 The maximum guaranteed and current net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Indebtedness (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[12]
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[8]	$0.01 - $0.32 per $1,000 of net amount at risk[8]
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[8]	$0.01 per $1,000 of net amount at risk[8]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $100 of rider coverage amount	$0.04 - $0.15 per $100 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $100 of rider coverage amount	$0.04 per $100 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05 - $0.18 per $1,000 of rider coverage amount	$0.05 - $0.18 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.15 per $1,000 of rider coverage amount	$0.15 per $1,000 of rider coverage amount

12 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.06 - $26.63 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.13 per $1,000 of rider coverage amount
Extra Protection Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.05 - $20.36 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.07 per $1,000 of rider coverage amount
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.46 per $100 of coverage amount for a 20 year payout	$1.40 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 - $8.25 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider
On payment of the accelerated death benefit
$200 processing fee, the interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

Maturity Extension Rider	NA	No Charge	No Charge

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS,” page 54.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2007.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES13

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.73%[14]

13 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
14 The table showing the range of expenses of the portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2007.

ANNUAL PORTFOLIO OPERATING EXPENSES15

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

15 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the above information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund (Series I Shares)	0.61%	NA	0.27%	0.00%[16]	0.88%[17]	NA18	NA
AIM V.I. Core Equity Fund (Series I Shares)	0.60%	NA	0.28%	0.02%[16]	0.90%[17]	0.01%[18]	0.89%
AIM V.I Technology Fund (Series I Shares)	0.75%	NA	0.35%	0.01%[16]	1.11%[17]	NA18	NA

16 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests.  You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired fund fees and expense are included in the total returns of the Fund.
17 The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses  (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets.  In determining the advisor's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  These credits are used to pay certain expenses incurred by the Fund.  This expense limitation agreement is in effect through at least April 30, 2009.
18 Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds.  The Fee Waiver reflects this agreement.  This waiver agreement is in effect through at least April 30, 2009.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	1.00%	NA	0.00%	NA	1.00%[19]	NA	NA
American Century VP Income & Growth Fund	0.70%	NA	0.01%	NA	0.71%[19]	NA	NA
American Century VP International Fund	1.20%	NA	0.01%	NA	1.21%[19]	NA	NA
American Century VP Mid Cap Value Fund	1.00%	NA	0.01%	NA	1.01%[19]	NA	NA
American Century VP Ultra® Fund	1.00%	NA	0.01%	NA	1.01%[19]	NA	NA
American Century VP Value Fund	0.93%	NA	0.01%	NA	0.94%[19]	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund (Class II)	0.49%	0.25%	0.01%	NA	0.75%[20]	NA	NA

19 The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.  For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion.  For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million, 1.10% of the next $500 million and 1.00% over $1 billion.  For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $2.5 billion of the average net assets of the Fund, 0.995% of the next $2.5 billion, 0.98% of the next $2.5 billion, 0.97% of the next $2.5 billion, 0.96% of the next $2.5 billion, 0.95% of the next $2.5 billion, 0.94% of the next $2.5 billion, 0.93% of the next $2.5 billion, 0.92% of the next $2.5 billion, 0.91% of the next $2.5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.
20 For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund.  Other expenses include the fees and expenses of the Fund's independent director and their legal counsel, as well as interest.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.42%	NA	1.17%	0.01%	1.16%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Developing Leaders Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Federated Insurance Series
Federated American Leaders Fund II	0.75%	NA	0.44%	NA	1.19%	0.27%	0.92%
Federated High Income Bond Fund II	0.60%	NA	0.42%	NA	1.02%	0.25%	0.77%
Federated Prime Money Fund II	0.50%	NA	0.57%	NA	1.07%	0.42%	0.65%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio (Service Class 2)	0.56%	0.25%	0.09%	NA	0.90%	NA	0.89%[21]
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio (Service Class 2)	NA	0.25%	0.00%	0.45%	0.70%[22]	NA	NA
VIP Freedom 2010 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.56%	0.81%[22]	NA	NA
VIP Freedom 2015 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.59%	0.84%[22]	NA	NA
VIP Freedom 2020 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.62%	0.87%[22]	NA	NA
VIP Freedom 2025 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.63%	0.88%[22]	NA	NA
VIP Freedom 2030 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.66%	0.91%[22]	NA	NA

21 A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89%.  These offsets may be discontinued at any time.
22 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund)[23]	0.75%	0.25%	0.31%	NA	1.31%	0.42%	0.89%
Franklin Small-Mid Cap Growth Securities Fund (Class 2)	0.47%	0.25%	0.28%	0.01%[24]	1.01%	0.01%[24]	1.00%
Templeton Developing Markets Securities Fund (Class 2)	1.23%	0.25%	0.25%	NA	1.73%	NA	NA
Templeton Foreign Securities Fund (Class 2)	0.63%	0.25%	0.14%	0.02%[24]	1.04%	0.02%[24]	1.02%

23 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008.  For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees.  Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.  Based on Fund total assets of $977 million on December 31, 2007, it is estimated that the increase for the year ending April 30, 2009, will be 0.12%, which is a 0.07% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 0.89%.  In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
24 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund.  This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.  This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	NA	0.55%[25]	0.01%[26]	1.26%[27]	NA	NA
JPMorgan Small Company Portfolio	0.60%	NA	0.55%[25]	0.01%[26]	1.16%[27]	0.07%[28]	1.09%
JPMorgan U.S. Large Cap Core Equity Portfolio	0.35%	NA	0.50%[25]	NA	0.85%	NA	NA

25 “Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.
26 “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end.  This amount reflects the allocation only through the fiscal year ending 12/31/07.  “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.
27 The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
28 JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the average daily net assets for the JPMorgan Mid Cap Value Portfolio, 1.08% for the average daily net assets for the JPMorgan Small Company Portfolio, and 0.85% for average daily net assets for the JPMorgan U.S. Large Cap Core Equity Portfolio through 4/30/09. In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Mid Cap Value Portfolio would have been 1.25% of the average daily net assets.  Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Small Company Portfolio would have been 1.15%, and Total Portfolio Annual Operating Expenses After Reimbursement would have been 1.08%, of the average daily net assets.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
MFS® Variable Insurance TrustSM
MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series)	0.75%	0.25%	0.12%	NA	1.12%	NA	NA
MFS Research Series (Service Class)	0.75%	0.25%	0.13%	NA	1.13%	NA	NA
MFS Research Bond Series (Service Class)	0.60%	0.25%[29]	0.17%[30]	NA	1.02%[30]	0.10%[31]	0.92%[30]
MFS Strategic Income Series (Service Class)	0.75%	0.25%[29]	0.41%[30]	NA	1.41%[30]	0.31%[32],[33]	1.10%[30]
MFS Total Return Series (Service Class)	0.75%	0.25%[29]	0.08%[30]	NA	1.08%[30]	0.03%[34]	1.05%[30]
MFS Utilities Series (Service Class)	0.75%	0.25%[29]	0.10%[30]	NA	1.10%[30]	0.03%[35]	1.07%[30]

29 The Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth in the Fund’s prospectus.
30 The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
31 MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
32 MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangement that reduces the Fund’s custodian fee, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.
33 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets up to $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
34 MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
35 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Seligman Portfolios, Inc.
Seligman Capital Portfolio (Class 2)	0.40%	0.25%	0.78%	NA	1.43%	NA	NA
Seligman Communications and Information Portfolio (Class 2)	0.75%	0.25%	0.35%	NA	1.35%	NA	NA
Seligman Smaller-Cap Value Portfolio (Class 2)	1.00%	0.19%	0.14%	NA	1.33%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply. (See "TRANSFER PRIVILEGE", page 29)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc. – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited).  The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing primarily in common stocks of companies of all market capitalizations.  The Fund may invest up to 25% of its total assets in foreign securities.

AIM V.I. Core Equity Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings.

AIM V.I. Technology Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is capital growth.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

American Century VP Income & Growth Fund (Manager: American Century Investment Management, Inc.).  American Century VP Income & Growth seeks capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in common stocks.

American Century VP International Fund (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Portfolio is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.  International investment involves special risk considerations.  These include economic and political conditions, expected inflation rates and currency swings.

American Century VP Mid Cap Value Fund (Manager: American Century Investment Management, Inc.). American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The Fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

American Century VP Ultra® Fund (Manager: American Century Investment Management, Inc.).  American Century VP Ultra seeks long-term capital growth. The Fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

American Century VP Value Fund (Manager: American Century Investment Management, Inc.).  American Century VP Value seeks long-term capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.).  American Century VP Inflation Protection Fund seeks long-term total return using a strategy that seeks to protect against U.S. inflation.

Calamos Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income.  The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The portfolio seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income.  To pursue these goals the portfolio invests at least 80% of it assets in common stocks.  The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase.

Developing Leaders Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Franklin Portfolio Associates).  The portfolio seeks capital growth.  To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.  Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Equity Associates).  The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.  The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.  Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.  The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Capital Management).  Seeks capital growth with current income as a secondary goal.  To pursue these goals, the Fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series

Federated American Leaders Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital.  The Fund's secondary objective is to provide income.  The Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies that are in the top 50% of their industry in terms of revenues, are characterized by sound management and have the ability to finance expected growth.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as “junk bonds.”

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Contrafund Portfolio is to seek long-term capital appreciation

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2)) (Manager: Franklin Advisers, Inc.).  Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund (Class 2) (Manager: Franklin Advisers, Inc.).  Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.).  Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.).  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Mid Cap Value Portfolio seeks growth from capital appreciation.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies.  These small-cap securities will be primarily securities of companies located in the U.S.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan U.S. Large Cap Core Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments of large-cap U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance TrustSM

MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series) (Manager:  MFS Investment Management®).  The Growth Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Series (Service Class) (Manager:  MFS Investment Management®).  The Research Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Bond Series (Service Class) (Manager:  MFS Investment Management®). The Research Bond Series Fund investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Strategic Income Series (Service Class) (Manager:  MFS Investment Management®).  The Strategic Income Series Fund investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Total Return Series (Service Class) (Manager:  MFS Investment Management®).  The Total Return Series Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS Utilities Series (Service Class) (Manager:  MFS Investment Management®). The Utilities Series seeks Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The objective is capital appreciation.  The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio’s objective is capital gain.  The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries.  The Portfolio may invest in companies of any size.

Seligman Smaller-Cap Value Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payment from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that the Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940.  The Distribution Plan is described in more detail in the Underlying Fund’s prospectus. (See “Fee Table—Annual Portfolio Operating Expenses” and ““SALE OF THE CONTRACTS,” page 54)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc.  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts (see “SALE OF THE CONTRACTS,” page 54).

ADDITION, DELETION OR SUBSTITUITION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 2.25% premium expense charge from each Premium Payment.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See “PREMIUM ALLOCATIONS AND CREDITING,”page 28)  The Monthly Deduction consists of:

•	cost of insurance charges;
•	monthly expense charges; and

•	any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class.  We currently place Insureds in one of the following classes, based on underwriting:

•	Standard Smoker—available issue ages 15-80
•	Standard Nonsmoker—available issue ages 0-80
•	Preferred Nonsmoker—available issue ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY," page 42, for explanation of the factors that affect Contract Value).  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class.  Cost of insurance rates for an Insured in a nonsmoker or smoker standard classes are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.

Cost of Insurance Rates for Increases.  We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS,” page 32)  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase.  The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase.  We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount.  (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.)  On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above.  This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See “DETERMINATION OF CONTRACT DATE,” page 27)  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:

•	a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
•	an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Disability Continuance Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•
Accelerated Death Benefit/Terminal Illness Rider.  We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

•	Maturity Extension Rider. We do not assess a charge for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.90% of net assets.  We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  The surrender charge deducted upon a reduction in Specified Amount is calculated as if the amount of the reduction is the amount surrendered.  The surrender charge is the sum of two parts:

•	the deferred sales load; and
•	the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract.  The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  (See "CHANGES IN SPECIFIED AMOUNT," page 45)  Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.

We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts.  The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue age, sex, Specified Amount and smoking and risk class applicable to the Insured.  (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.)  If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract.  After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.

The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.  The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount

End of Year*	Deferred Administrative Expense
1-5	5.00
6	4.50
7	4.00
8	3.50
9	3.00
10	2.50
11	2.00
12	1.50
13	1.00
14	0.50
15	0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

Example.  Assume that a 35-year old male smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount.  He makes annual Premium Payments of $1,000 per year for five Contract Years.  In year five, he surrenders the Contract.

Deferred Sales Load Portion of the Surrender Charge. The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040.  This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount).  Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.

Deferred Administrative Expense Portion of the Surrender Charge. The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount.  This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount).  The result equals $500.

Total Surrender Charge. The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense.  In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.  You pay this partial surrender fee on any partial surrender.  You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the “Fee Table” of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts.  The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized payment or combined billing arrangement. (See “PREMIUMS,” page 40)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have adverse tax consequences.  (See “TAX CONSIDERATIONS,” page 50)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGES OF OWNERSHIP

You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium with Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount); or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS," page 55)  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Disability Continuance of Insurance (DCOI)

Issue ages: 15-55, renewal through Age 59

This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue ages:  15-55, renewal through Age 59

This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Accidental Death Benefit (ADB)

Issue ages:  5-60

This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue ages:  0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.

Spouse's Term Insurance (STI)

Issue ages:  15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue ages:  14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.

Other Insured Term Insurance (OI)

Issue ages:  0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Extra Protection (EXP)

Issue ages:  0-80

This rider provides level yearly renewable term coverage on the Insured.  The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

Maturity Extension Rider (MER)

Issue ages:  No restrictions

This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.

Monthly Benefit Rider (MBR)

Issue ages: 20-55

This rider pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue ages:  No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:

Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

Nursing Home Option.  This option will be available if:

•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract Indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.

We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.

Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination.  This rider terminates the earliest of:

• the date the Contract terminates for any reason;
• the date you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences.  You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)

Issue ages:  20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.

More specifically, you may elect the confinement trigger if:

•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:

•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity; or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Benefit Base cannot exceed 90% of your Contract’s Specified Amount.

We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.

If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.

Your rider contains more information about the ELB.  Please read it carefully.

The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Payment Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/ Terminal Illness Rider (TIR)

Issue ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:

•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.

For Contracts with death benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with death benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:

•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.

Example:

Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.

After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

Current Policy Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Policy Values	Specified Amount	$50,000
	Contract Value	$1,000
	Outstanding Contract Loan	$500
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit. (See “TAX CONSIDERATIONS,” page 50)

There is no charge for this rider.

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers.  The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates.  The smoker cost of insurance rates is near the Contract's smoker rates.  The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.

The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will set a Planned Premium amount.  This amount is only an indication of your preference in making Premium Payments.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a premium expense charge from all Premiums prior to allocating them to your Contract. (See “CHARGES AND DEDUCTIONS,” page 21)

Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make.  (See “PLANNED PREMIUM PAYMENTS,” below)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See “TAX CONSIDERATIONS,” page 50)

Your Contract may become a modified endowment contract if Premium Payments exceed the “7-Pay Test” as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS,” page 50)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See “ALLOCATIONS AND TRANSFERS,” page 28)

General Premium Information.  We will not accept Premium Payments after the Maturity Date.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.

If mandated under applicable law, we may be required to reject a Premium Payment.

Planned Premium Payments.  When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42, and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of planned Premiums Payments at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:

•	recalculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

Premium Payments Upon Increase in Specified Amount.  A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "CHANGES IN SPECIFIED AMOUNT," page 45)

PREMIUM PAYMENTS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," page 41)

After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due. (See “AMOUNT OF DEATH PROCEEDS,” page 44)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT,” page 50)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "PREMIUM PAYMENTS TO PREVENT LAPSE," page 42) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," page 41, and "GRACE PERIOD," above)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Subaccount Accumulation Units credited to a Contract will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.

Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42, and “SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE,” page 48)

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum (See “PAYMENT OF PROCEEDS,” page 49) or, if you prefer, under a payment option. (See “PAYMENT OPTIONS,” page 48)  We will pay the Death Proceeds to the Beneficiary. (See “SELECTING AND CHANGING THE BENEFICIARY,” page 46)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the following:

•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; minus
•	any Indebtedness on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of two Coverage Options, which will be used to determine the death benefit:

•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The “applicable percentage” is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.  The death benefit will increase by the amount of the Contract Value on the effective date of the change.  When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.  We may require satisfactory evidence of insurability.

A change in Coverage Option may have tax consequences. (See “TAX CONSIDERATIONS,” page 50) You should consult a tax adviser before changing the Coverage Option.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.

A change in Specified Amount may have tax consequences. (See “TAX CONSIDERATIONS,” page 50)  You should consult a tax adviser before changing the Coverage Option.

Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges.  However, a surrender charge will apply if the Specified Amount is decreased.  (See “SURRENDER CHARGE,” page 24)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
•
if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

Increases. In order to be eligible for an increase you must submit an application.  We may require satisfactory evidence of insurability.  We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

•	a change in Planned Premium Payments may be advisable. (See “PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT,” page 42);
•	a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See “SURRENDER CHARGE,” page 24)  After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your Premiums.  We allocate Premiums based upon the proportion that the “coverage premium weighting factor” for the initial Specified Amount and each increase bears to the total “coverage premium weighting factor” for the Contract.

The “coverage premium weighting factor” is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  We calculate this amount using the following assumptions:

•	cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings under the Contract;
•	an effective annual rate of 5%; and
•	sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's “free look” provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See “FREE LOOK RIGHT TO CANCEL CONTRACT,” page 28)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

Loan Collateral.  When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain.  You should consult a tax adviser if you are considering taking out a preferred loan.

Loan Repayment.  You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 50, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding.  In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.  In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Proceeds. (See "AMOUNT OF DEATH PROCEEDS," page 44)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply. (See “SURRENDER CHARGE,” page 24)  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  Generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See “PAYMENT OPTIONS,” page 48)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 50)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “PARTIAL SURRENDER FEE,” page 25)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 50)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  We reserve the right to reject a partial surrender request if:

•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•
the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.  If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in “SURRENDER CHARGE,” page 24.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone and generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured’s 95th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1:  Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income.  We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts.  We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options.  You may choose an option by Subaccounts during one or both Insureds lifetime.  If a payment option is not in effect at the death of the last surviving Insured, the Beneficiary may make a choice.  Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Proceeds as of the date of the Insured’s death.  But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up an individual checking account or Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the “7-Pay Test.”  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the Contract Year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans. In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August

17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contract.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of Section 264(f) entity-holder rules.  There for, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”). prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner of Beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009.  EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009.  EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.  Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption.  For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account’s operations.  Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. (“Sunset Financial”), for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its sales representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  85% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 2% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses:  sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help sales representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Accessing your account on the Internet at www.kclife.com can also make request.  Requests and changes received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account.  You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured's Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insured	The person whose life we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the Subaccounts such that the current value might be materially affected.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently the, close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company.

Written Notice/Written Request	A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

APPENDIX – MAXIMUM SURRENDER CHARGE FACTORS

(Per $1,000 of Specified Amount)

	Male		Female			Male		Female
Issue Age	SM	NS	SM	NS	Issue Age	SM	NS	SM	NS
0		24.48		23.76	40	82.80	62.64	63.36	54.00
1		24.48		23.76	41	87.12	66.24	66.24	56.16
2		24.48		23.76	42	90.72	69.12	69.12	59.04
3		24.48		23.76	43	95.76	72.72	72.00	61.20
4		24.48		23.76	44	100.08	75.60	75.60	64.08

5		24.48		23.76	45	105.12	79.92	79.20	66.96
6		25.20		23.76	46	110.16	83.52	82.08	70.56
7		25.20		23.76	47	115.92	87.84	86.40	73.44
8		25.92		24.48	48	121.68	92.16	90.00	77.04
9		25.92		24.48	49	128.16	97.20	94.32	80.64

10		26.64		24.48	50	134.64	102.24	98.64	84.96
11		28.08		25.20	51	141.12	107.28	102.96	88.56
12		28.80		25.20	52	148.32	113.04	108.00	92.88
13		30.24		25.92	53	156.24	118.80	113.04	97.92
14		30.96		25.92	54	164.88	125.28	118.80	102.96

15	36.72	32.40	29.52	26.64	55	173.52	132.48	123.84	108.00
16	37.44	32.40	30.24	26.64	56	182.16	139.68	130.32	113.04
17	37.44	32.40	30.24	27.36	57	191.52	146.88	136.80	119.52
18	38.16	33.12	30.96	27.36	58	202.32	155.52	143.28	125.28
19	38.16	33.12	30.96	28.08	59	213.12	164.16	150.48	132.48

20	38.88	33.12	31.68	28.08	60	224.64	173.52	158.40	139.68
21	39.60	33.12	32.40	28.08	61	236.88	183.60	167.04	147.60
22	40.32	33.12	32.40	28.08	62	249.84	194.40	176.40	155.52
23	41.04	33.12	33.12	28.80	63	263.52	205.92	185.76	164.88
24	41.76	33.12	33.12	28.80	64	277.92	218.16	196.56	174.24

25	42.48	33.12	33.84	28.80	65	293.04	231.12	207.36	184.32
26	44.64	34.56	35.28	30.24	66	308.88	245.52	218.88	195.84
27	46.08	36.00	36.72	30.96	67	326.16	260.64	231.84	207.36
28	48.24	37.44	38.16	32.40	68	344.16	276.48	244.80	220.32
29	50.40	38.88	39.60	33.84	69	363.60	293.76	259.92	234.72

30	52.56	40.32	41.04	35.28	70	383.76	312.48	275.76	249.84
31	54.72	42.48	43.20	36.72	71	405.36	332.64	293.04	266.40
32	57.60	43.92	44.64	38.16	72	429.12	354.24	312.48	284.40
33	59.76	46.08	46.80	39.60	73	452.88	376.56	332.64	303.84
34	62.64	48.24	48.96	41.76	74	478.80	401.04	354.96	325.44

35	65.52	50.40	51.12	43.20	75	505.44	426.96	378.72	348.48
36	68.40	52.56	53.28	45.36	76	532.80	454.32	403.20	372.96
37	72.00	54.72	55.44	47.52	77	561.60	483.12	430.56	399.60
38	75.60	57.60	58.32	49.68	78	591.84	514.80	459.36	429.12
39	79.20	60.48	60.48	51.84	79	624.24	547.92	491.04	460.80
					80	658.80	584.64	525.60	495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-9080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2008.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

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amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting:  Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Nonsmoker rates are available for Issue Ages 0-80.  Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:

•
The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

•
Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.  If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives.  Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

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Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2005	$2,892,011.00	$163,737.00
2006	$2,476,131.00	$148,829.00
2007	$2,800,860.00	$90,469.00
* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

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The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either

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Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

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EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007; the statement of net assets of the Variable Account as of December 31, 2007 and the related statement of operations for the year ended December 31, 2007 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Their report on the consolidated financial statements contains explanatory paragraphs stating that as discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB 109”, effective January 1 , 2007.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2007 and 2006; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2007.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2007; and
•
related statement of operations for the year ended December 31, 2007, statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31
	2007	2006
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2007 - $2,619,109; 2006 - $2,718,960)	$2,631,073	$2,719,439
Equity securities available for sale, at fair value
(cost: 2007 - $57,906; 2006 - $50,180)	59,149	52,351
Mortgage loans	450,148	472,019
Real estate	96,049	109,525
Policy loans	92,803	96,218
Short-term investments	36,522	41,037
Other investments	-	3,182
Total investments	3,365,744	3,493,771

Cash	12,158	3,908
Accrued investment income	36,499	38,661
Deferred acquisition costs	217,512	220,595
Value of business acquired	73,517	82,769
Reinsurance receivables	162,340	158,231
Property and equipment	27,781	29,364
Other assets	36,164	29,747
Separate account assets	420,393	400,749
Total assets	$4,352,108	$4,457,795

LIABILITIES
Future policy benefits	$851,277	$853,102
Policyholder account balances	2,087,965	2,191,105
Policy and contract claims	31,742	32,188
Other policyholder funds	107,109	87,094
Notes payable	10,400	14,700
Income taxes	40,300	35,319
Other liabilities	118,521	159,234
Separate account liabilities	420,393	400,749
Total liabilities	3,667,707	3,773,491

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	30,244	25,852
Retained earnings	780,133	780,892
Accumulated other comprehensive loss	(19,811)	(25,118)
Treasury stock, at cost (2007 - 6,731,643 shares;
2006 - 6,641,183 shares)	(129,286)	(120,443)
Total stockholders' equity	684,401	684,304

Total liabilities and stockholders' equity	$4,352,108	$4,457,795

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except share data)

	Year Ended December 31
	2007	2006	2005
REVENUES
Insurance revenues:
Premiums	$175,460	$175,926	$179,566
Contract charges	111,422	114,496	114,745
Reinsurance ceded	(54,988)	(55,158)	(55,808)
Total insurance revenues	231,894	235,264	238,503
Investment revenues:
Net investment income	190,405	196,280	194,608
Realized investment gains	5,426	5,621	6,113
Other revenues	11,499	11,349	10,312
Total revenues	439,224	448,514	449,536

BENEFITS AND EXPENSES
Policyholder benefits	166,458	167,905	169,701
Interest credited to policyholder account balances	91,215	94,648	98,637
Amortization of deferred acquisition costs
and value of business acquired	40,333	42,311	43,058
Operating expenses	88,307	93,080	89,144
Total benefits and expenses	386,313	397,944	400,540

Income before income tax expense	52,911	50,570	48,996

Income tax expense	17,250	13,652	12,812

NET INCOME	$35,661	$36,918	$36,184

Basic and diluted earnings per share:
Net income	$3.01	$3.11	$3.03

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(amounts in thousands, except share data)

	Year Ended December 31
	2007	2006	2005

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	25,852	25,063	24,279
Excess of proceeds over cost of treasury stock sold	4,392	789	784

End of year	30,244	25,852	25,063

RETAINED EARNINGS
Beginning of year	780,892	756,807	733,499
Net income	35,661	36,918	36,184
Stockholder dividends of $3.08 per share
(2006 - $1.08; 2005 - $1.08)	(36,420)	(12,833)	(12,876)

End of year	780,133	780,892	756,807

ACCUMULATED OTHER COMPREHENSIVE
LOSS
Beginning of year	(25,118)	(8,406)	26,231
Other comprehensive income (loss)	5,307	(12,588)	(34,637)
Adjustment to adopt SFAS 158	-	(4,124)	-

End of year	(19,811)	(25,118)	(8,406)

TREASURY STOCK, at cost
Beginning of year	(120,443)	(116,366)	(114,234)
Cost of 230,581 shares acquired
(2006 - 87,167 shares; 2005 - 50,689 shares)	(10,799)	(4,418)	(2,458)
Cost of 140,121 shares sold
(2006 - 24,030 shares; 2005 - 22,930 shares)	1,956	341	326

End of year	(129,286)	(120,443)	(116,366)

TOTAL STOCKHOLDERS' EQUITY	$684,401	$684,304	$680,219

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)

	Year Ended December 31
	2007	2006	2005
OPERATING ACTIVITIES
Net income	$35,661	$36,918	$36,184
Adjustments to reconcile net income to
net cash provided by operating activities:
Amortization of investment premium (discount)	6,279	7,908	10,493
Depreciation	3,323	4,223	4,247
Acquisition costs capitalized	(28,642)	(26,554)	(28,092)
Amortization of deferred acquisition costs	31,073	34,919	35,608
Amortization of value of business acquired	9,260	7,392	6,821
Realized investment gains	(4,060)	(5,621)	(6,113)
Changes in assets and liabilities:
Future policy benefits	(1,825)	(5,650)	(3,252)
Policyholder account balances	(21,356)	(28,061)	(17,275)
Income taxes payable and deferred	1,577	3,946	5,064
Other, net	1,607	(5,484)	637
Net cash provided	32,897	23,936	44,322

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(313,080)	(274,662)	(541,305)
Equity securities	(15,249)	(10,761)	(5,690)
Mortgage loans	(54,816)	(72,569)	(109,561)
Real estate	(4,507)	(45,006)	(17,804)
Other investment assets	-	-	(98)
Sales of investments:
Fixed maturity securities	168,259	94,717	175,317
Equity securities	4,583	5,078	6,296
Real estate	22,457	18,778	33,267
Other investment assets	7,930	9,213	29,055
Maturities and principal paydowns of investments:
Fixed maturity securities	198,224	279,010	394,366
Equity securities	2,806	7,175	9,026
Mortgage loans	58,405	59,120	82,414
Net additions to property and equipment	(969)	(2,028)	(1,019)
Proceeds from sale of non insurance affiliate	10,104	-	-
Net cash provided	84,147	68,065	54,264

FINANCING ACTIVITIES
Proceeds from borrowings	359,680	67,001	45,315
Repayment of borrowings	(363,980)	(79,583)	(110,252)
Deposits on policyholder account balances	205,767	202,950	242,613
Withdrawals from policyholder account balances	(294,799)	(273,816)	(245,927)
Net transfers from separate accounts	11,706	16,451	5,213
Change in other deposits	13,703	(17,074)	(14,565)
Cash dividends to stockholders	(36,420)	(12,833)	(12,876)
Net acquisition of treasury stock	(4,451)	(3,288)	(1,348)
Net cash used	(108,794)	(100,192)	(91,827)

Increase (decrease) in cash	8,250	(8,191)	6,759
Cash at beginning of year	3,908	12,099	5,340

Cash at end of year	$12,158	$3,908	$12,099

See accompanying Notes to Consolidated Financial Statements.

4

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies:  Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform with the current year presentation. Upon the adoption of SFAS 158, the Company recorded the related $4.1 million (net of tax) adjustment as a component of other comprehensive loss for the year ended December 31, 2006.  The Company has since determined that this adjustment should have been presented as an adjustment of the ending balance of accumulated other comprehensive loss.  The accompanying Consolidated Statements of Stockholders’ Equity for the year ended December 31, 2006 and Note 12 – Comprehensive Income have been modified to reflect this presentation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the valuation allowance on deferred income tax assets.

Business Changes
On January 23, 2006 the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation.  On January 8, 2007, the Company completed the sale of Generations Bank after receiving regulatory approval from the Office of Thrift Supervision.  The gain on the sale was $1.9 million and is included in realized investment gains.  The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

In 2006, the Company entered into a Master General Agent and Marketing Agreement with American Republic Insurance Company (American Republic) under which American Republic agents market Kansas City Life’s insurance products.  Sales under this agreement are reflected in the Individual Insurance segment.

Investments
Investment income is recognized when earned.   Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

5

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, and internal matrices.  Approximately 94% of these investments are from external pricing services while 6% are derived from brokers and internal matrices.  The Company reviews and analyzes its securities on an ongoing basis to determine whether impairments exist that are other-than-temporary. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  See Note 2 – Investments for further details.

Investment income on mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for ARMs (adjustable rate mortgage-backed securities) where the prospective method is used.  Under the retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans.  Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, unimproved land for future development and low income housing tax credit (“LIHTC”) investments.  Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.  The DAC unlocking adjustment was $3.4 million for the year ended 2007 (2006 – $0.7 million; 2005 – $2.2 million) which reduced the amortization of DAC.  During the fourth quarter of 2006, the Old American segment reduced its amortization of DAC by $1.2 million.  This adjustment, which is a correction of an understatement of the capitalization of DAC in prior periods, was not material to 2006 or any prior period financial statements.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

6

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The following table provides information about DAC at December 31.

	2007	2006	2005

Balance at beginning of year	$220,595	$226,963	$229,712
Capitalization of commissions, sales and issue expenses	28,643	26,554	28,092
Gross amortization	(43,341)	(47,378)	(48,699)
Accrual of interest	12,268	12,459	13,091
Amortization due to realized investment (gains) losses	33	(58)	78
Change in DAC due to unrealized investment (gains) losses	(686)	2,055	4,689

Balance at end of year	$217,512	$220,595	$226,963

Value of Business Acquired
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  A VOBA unlocking adjustment was made in the second quarter of 2007 which increased the amortization of VOBA in the amount of $1.1 million for mortality margins.  There were no unlocking adjustments in 2006 and 2005.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

	2007	2006	2005

Balance at beginning of year	$82,769	$89,505	$96,853
Gross amortization	(14,545)	(13,868)	(13,996)
Accrual of interest	5,285	6,476	6,546
Amortization due to realized investment (gains) losses	(76)	(195)	7
Change in VOBA due to unrealized investment losses	84	851	95

Balance at end of year	$73,517	$82,769	$89,505

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2007, interest accrued on the GuideOne acquisition VOBA at the rates of 4.58% on the interest sensitive life block, 4.05% on the deferred annuity block and 5.25% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2008 through 2012, is $7,279, $7,156, $6,899, $6,352, and $4,284, respectively.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate

7

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

account assets and liabilities, which are equal, are recorded at fair value.  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2007	2006	2005

Balance at beginning of year	$400,749	$367,860	$353,983

Deposits on variable policyholder contracts	57,767	46,771	49,360
Transfers to general account	(2,476)	(2,686)	(6,040)
Investment performance	33,826	52,026	25,131
Policyholder benefits	(54,663)	(49,135)	(40,890)
Contract charges	(14,810)	(14,087)	(13,684)

Balance at end of year	$420,393	$400,749	$367,860

The total separate account assets were $420.4 million as of December 31, 2007.  Variable life and variable annuity assets comprised 30% and 70% of this amount, respectively.  Two guarantees are offered under variable life and variable annuity contracts: a guaranteed minimum death benefit rider is available on certain variable universal life contracts, and guaranteed minimum death benefits are provided on variable annuities.  The guaranteed minimum death benefit rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  Kansas City Life introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides a minimum guarantee that the owner can make annual withdrawals equal to 5% of the initial annuity deposit for twenty years, or for life if withdrawals were started at age 65 or later, regardless of market returns.  The value of variable annuity separate accounts with the GMWB rider was $9.6 million at the end of 2007.  The liabilities associated with these guarantees are not material.

As of December 31, 2007, separate account balances for variable annuity contracts were $295.2 million.   The total reserve held for variable annuity guaranteed minimum death benefits was $0.1 million.  Additional information related to the guaranteed minimum death benefits and related separate account balances and net amount at risk (the amount by which the guaranteed minimum death benefit exceeds the account balance) as of December 31, 2007 is provided below:

Type of Guarantee	Separate	Net
(amounts in millions)	Account	Amount
	Balance	at Risk

Return of net deposits	$267.4	$2.5
Return of the greater of the highest anniverary
contract value or net deposits	12.1	0.2
Return of the greater of every fifth year highest
anniversary contract value or net deposits	8.3	0.1
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	7.4	0.1
Total	$295.2	$2.9

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

8

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the  services are provided.

Future Policy Benefits
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 2001 VBT and the 1975-1980 Select and Ultimate Basic Table serve as the basis for mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2007	2006

Life insurance	$623,079	$625,359
Immediate annuities and
supplementary contracts
with life contingencies	186,268	186,782
Total	809,347	812,141

Accident and health insurance	41,930	40,961

Total future policy benefits	$851,277	$853,102

Policyholder Account Balances
Liabilities for universal life and fixed deferred annuity products are included in policyholder account balances, without reduction for potential surrender charges and deferred front-end contract charges.  Front-end contract charges are amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.50% (2006 – 3.00% to 5.75%; 2005 – 3.00% to 5.75%).

The following table provides detail about policyholder account balances at December 31.

	2007	2006

Universal life insurance	$1,033,693	$1,054,911
Fixed deferred annuities	987,014	1,068,286
Other	67,258	67,908

Policyholder account balances	$2,087,965	$2,191,105

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

9

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible.  If future taxable income is not expected, a valuation allowance against deferred income tax assets may be required.

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the entity’s earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2007 approximated 5% of statutory premiums and 6% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

Reinsurance
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience.  Reinsurance is effected on individual risks and through various quota share arrangements.  Business is reinsured primarily through yearly renewable term and coinsurance agreements.  Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage.  Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits.  The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.  The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.  The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Income Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,836,213 shares (2006 – 11,883,830 shares; 2005 – 11,923,831 shares). The number of shares outstanding at year-end was 11,765,037 (2006 – 11,855,497).

Comprehensive Income
Comprehensive income is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158 – described below under New Accounting Pronouncements.  The adjustment to adopt SFAS 158 consisted of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.

New Accounting Pronouncements
In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" (“SFAS 123R”).  This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees.  SFAS 123R became effective January 1, 2006.  Historically the Company had expensed all stock-based compensation using a fair-value-based measurement method.  The Company adopted this standard on January 1, 2006 with no material impact to the consolidated financial statements.  See Note 8 – Share-Based Payment in the Notes to Consolidated Financial Statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 “Accounting Changes and Error Corrections” (“SFAS 154”).  The Statement replaces APB Opinion No. 20 and SFAS 3.  SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle.  However, if it is impracticable to determine the effects of such changes, then other rules apply.  SFAS 154 became effective January 1, 2006.    The Company adopted this standard on January 1, 2006.  SFAS 154 had no immediate impact on the Company’s

10

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

consolidated financial statements, though it will impact the presentation of future voluntary accounting changes, should such changes occur.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards (SFAS) No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments”.   SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract.  SOP 05-1 became effective for internal replacements occurring in fiscal years beginning after December 31, 2006.  Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted.  The Company adopted SOP 05-1 on January 1, 2007 with no material impact to the consolidated financial statements.

In June 2006, the FASB issued Interpretation 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 applies to all uncertain tax positions accounted for under SFAS 109 “Accounting for Income Taxes”.  FIN 48 addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority.  Previous statements provided no specific guidance related to such positions.  FIN 48 was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In August 2006, the Securities and Exchange Commission (SEC) adopted SEC Release No. 33-8732A, “Executive Compensation and Related Person Disclosure” which amends the disclosure requirements for executive and director compensation, related person transactions, director independence and other corporate governance matters and security ownership of officers and directors.  The release expands the currently required tabular disclosures and adds a narrative Compensation Discussion & Analysis (CD&A) which must describe the Company’s compensation policies and decisions.  The amendments in the release apply to disclosures included in proxy and information statements, periodic and current reports, as well as other filings under the Securities Exchange Act of 1934 and to registration statements under the Exchange Act and the Securities Act of 1933.  For financial statement purposes, this release is effective for years ending on or after December 15, 2006.  The Company has adopted this release and includes the required disclosures in the appropriate filings.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (SFAS 158).  SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the funded status of the benefit plans as of December 31, 2006.  The funded status is to be measured as the difference between the fair value of the plan assets and the projected benefit obligation at year-end.  The Company adopted this statement as of December 31, 2006.  See Note 7 – Pensions and Other Postretirement Benefits in the Notes to Consolidated Financial Statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157).  SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.  SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets.  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 157 on January 1, 2008 with no material impact to the consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of SFAS No. 115.”  SFAS 159 permits an entity to measure certain financial assets and liabilities at fair value.  Under SFAS 159, entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 159 on January 1, 2008 with no material impact to the consolidated financial statements.

11

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

All other Standards and Interpretations of those Standards issued during 2007 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

Investment Revenues
The following tables provide investment revenues by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2007	2006	2005
Net investment income:
Fixed maturity securities	$149,951	$153,885	$155,726
Equity securities	4,159	4,644	3,699
Mortgage loans	31,292	31,774	32,923
Real estate	5,909	7,494	7,900
Policy loans	6,230	6,713	7,174
Short-term	3,716	1,863	1,544
Other	775	980	667
	202,032	207,353	209,633
Less investment expenses	(11,627)	(11,073)	(15,025)

	$190,405	$196,280	$194,608

Realized investment gains (losses):
Fixed maturity securities	$(3,295)	$2,280	$(1,576)
Equity securities	1,645	(464)	(37)
Mortgage loans	-	(100)	890
Real estate	7,118	4,159	6,751
Other	(42)	(254)	85

	$5,426	$5,621	$6,113

12

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Unrealized Gains and Losses
The following table provides unrealized gains (losses) on the Company’s investments in securities, at December 31.

	2007	2006	2005
Available for sale:
End of year	$13,208	$2,650	$35,182
Amounts allocable to:
DAC and VOBA	(898)	(296)	(3,203)
Policyholder account balances	(548)	(433)	(5,036)
Deferred income taxes	(4,117)	(672)	(9,454)

	$7,645	$1,249	$17,489

Increase (decrease) in
net unrealized gains
during the year:
Fixed maturity securities	$6,958	$(17,008)	$(34,280)
Equity securities	(562)	768	(353)

	$6,396	$(16,240)	$(34,633)

Analysis of Unrealized Losses on Securities
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed to determine whether impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  Further, detailed analysis is performed for each issue or issues having experienced a formal restructuring or where the security has experienced material deterioration in fair value.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company’s ability and intent to hold the security to maturity or until it recovers in value.  To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary.  These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.  Any of these situations could result in a charge to income in a future period.

The Company’s analysis of fixed maturity securities at year-end 2007 resulted in the determination that two securities had other-than-temporary declines which were written down by $4.0 million.  One of the two securities was below cost by 20% or more for more than six consecutive months and was the subject of a recent leveraged buyout, that was finalized during the fourth quarter of 2007, which greatly increased the debt level of the company.  The leveraged buyout

13

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

plan is highly dependent upon the timely sale of certain assets at what are perceived to be aggressive rates.  In addition, this company is involved in several declining industries that are highly dependent on general economic activity.  Accordingly, the Company wrote down this security $3.3 million at year-end 2007.  The second security filed for Chapter 11 protection and indicated that it would not be able to fully meet all of its borrowings.  The Company recognized an other-than-temporary impairment on this security at year-end 2006 of $1.1 million.  As a result of this new action, the Company recognized an additional $0.7 million impairment in 2007.  At December 31, 2006, this security was below cost by 20% or more for more than twelve consecutive months.   It was in a highly competitive and cyclical industry that was experiencing weakened demand and overcapacity.  Capital expenditures for equipment upgrades were exceeding cash generation.  In 2005, the Company had no securities that it identified as other-than-temporarily impaired.  At year-end 2005, there were no investment securities that were below cost by 20% or more for more than six consecutive months

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2007.

	Investments with unrealized losses
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$100	$-	$19,487	$409	$19,587	$409
Federal agencies [1]	-	-	12,190	113	12,190	113
Federal agency issued
mortgage-backed securities [1]	12,404	125	154,035	2,852	166,439	2,977
Corporate obligations	255,243	7,712	461,961	22,688	717,204	30,400
Corporate private-labeled
mortgage-backed securities	96,276	1,715	101,526	3,195	197,802	4,910
Other	60,656	4,228	84,804	2,008	145,460	6,236
Redeemable preferred stocks	4,927	124	-	-	4,927	124
Fixed maturity securities	429,606	13,904	834,003	31,265	1,263,609	45,169
Equity securities	4,576	688	5,800	1,157	10,376	1,845
Total	$434,182	$14,592	$839,803	$32,422	$1,273,985	$47,014

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2006.

	Investments with unrealized losses
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$12,636	$41	$32,340	$873	$44,976	$914
Federal agencies [1]	9,970	61	98,677	1,844	108,647	1,905
Federal agency issued
mortgage-backed securities [1]	25,326	92	216,083	5,514	241,409	5,606
Corporate obligations	209,000	3,015	686,507	29,602	895,507	32,617
Corporate private-labeled
mortgage-backed securities	61,511	1,148	97,879	2,315	159,390	3,463
Other	32,225	289	111,701	2,577	143,926	2,866
Redeemable preferred stocks	520	10	-	-	520	10
Fixed maturity securities	351,188	4,656	1,243,187	42,725	1,594,375	47,381
Equity securities	4,636	3	9,141	634	13,777	637
Total	$355,824	$4,659	$1,252,328	$43,359	$1,608,152	$48,018
_________
1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

14

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Securities with unrealized losses for less than twelve consecutive months included 132 issues with a carrying value of $434,182 and unrealized losses of $14,592.  Of this portfolio, 93.5% were investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $12,134.  The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve consecutive months or longer included 326 issues with a carrying value of $839,803 and unrealized losses of $32,422.  Of this portfolio, 94.5% were investment grade at December 31, 2007, with associated unrealized losses of $26,669.  The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.

Fixed maturities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review.  As of December 31, 2007, there were six issues with a fair value to amortized cost ratio of less than 80% for less than six months.  These securities had a carrying value of $13,935 and unrealized losses of $5,350.  Additionally, the Company has a perpetual preferred security in this category with a carrying value of $764 and unrealized loss of $270.  Based on the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2007.

Fair Value to
Amortized Cost	Amortized	Fair	Unrealized
Ratio	Cost	Value	Losses	%
90%-99%	$1,221,745	$1,191,230	$30,515	67%
80%-89%	67,748	58,444	9,304	21%
Below 80%	19,285	13,935	5,350	12%
Total	$1,308,778	$1,263,609	$45,169	100%

15

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Summary of Cost and Fair Value Information for Securities
The following table provides amortized cost and fair value securities at December 31, 2007.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
Bonds:
U.S. Treasury securities & obligations of U.S. Government	$71,211	$1,638	$409	$72,440
Federal agencies [1]	103,057	2,527	113	105,471
Federal agency issued mortgage-backed securities [1]	230,771	1,047	2,977	228,841
Corporate obligations	1,771,376	50,170	30,400	1,791,146
Corporate private-labeled mortgage-backed securities	250,525	590	4,910	246,205
Other	187,118	1,161	6,236	182,043
Redeemable preferred stocks	5,051	-	124	4,927
Fixed maturity securities	2,619,109	57,133	45,169	2,631,073
Equity securities	57,906	3,088	1,845	59,149
Total	$2,677,015	$60,221	$47,014	$2,690,222

The following table provides amortized cost and fair value of securities at December 31, 2006.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
Bonds:
U.S. Treasury securities & obligations of U.S. Government	$82,957	$1,025	$914	$83,068
Federal agencies [1]	154,062	425	1,905	152,582
Federal agency issued mortgage-backed securities [1]	278,919	696	5,606	274,009
Corporate obligations	1,784,393	43,974	32,617	1,795,750
Corporate private-labeled mortgage-backed securities	211,909	533	3,463	208,979
Other	196,222	788	2,866	194,144
Redeemable preferred stocks	10,498	419	10	10,907
Fixed maturity securities	2,718,960	47,860	47,381	2,719,439
Equity securities	50,180	2,808	637	52,351
Total	$2,769,140	$50,668	$48,018	$2,771,790

 The Company held  non-income producing securities with a carrying value of $483 at December 31, 2007 (2006 - $0).
_________
1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

16

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2007	2006	2005

Proceeds	$209,605	$99,795	$181,613
Gross realized gains	964	3,550	3,991
Gross realized losses	1,240	1,151	6,009

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2007, the Company had investments with subprime residential mortgage exposure of $39.1 million and a related $1.8 million unrealized loss.  This exposure amounted to 1% of the Company’s invested assets.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2007.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	Amortized	Fair
	Cost	Value

Due in one year or less	$93,590	$93,948
Due after one year through five years	582,316	583,958
Due after five years through ten years	742,514	745,325
Due after ten years	648,826	661,880
Mortgage-backed securities	551,863	545,962

	$2,619,109	$2,631,073

Mortgage Loans
Most of the Company’s mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,410 (2006 – $3,600).  The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.  Also, there was one delinquent mortgage loan at December 31, 2007 (2006 – none).  The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders’ equity.

17

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

	2007		2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Geographic region:
East north central	$18,913	$19,612	$22,962	$23,344
Mountain	60,497	62,336	68,203	68,041
Pacific	118,377	121,656	132,265	132,252
West south central	97,355	100,617	95,641	96,211
West north central	106,183	109,421	112,827	111,486
Other	52,233	53,979	43,721	43,946
Valuation reserve	(3,410)	(3,410)	(3,600)	(3,600)
	$450,148	$464,211	$472,019	$471,680
Property type:
Industrial	$265,981	$274,062	$264,662	$265,522
Retail	-	-	211	211
Office	184,753	190,687	191,030	189,827
Other	2,824	2,872	19,716	19,720
Valuation reserve	(3,410)	(3,410)	(3,600)	(3,600)
	$450,148	$464,211	$472,019	$471,680

The Company had commitments to originate mortgage loans of $1.7 million at December 31, 2007.  These commitments expire in 2008.

Real Estate
The table below provides information concerning the Company's real estate investments as of December 31.

	2007	2006
Land	$16,232	$16,469
Buildings	39,645	53,637
Less accumulated depreciation	(22,626)	(24,105)
Real estate, commercial	33,251	46,001
Real estate, joint ventures	62,798	63,524
	$96,049	$109,525

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $13,095, consisting of properties under development at December 31, 2007 (2006 – $17,386).

The Company had commitments to purchase real estate investments of $6.3 million at December 31, 2007.  These commitments expire in 2008.

18

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

3. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2007	2006	2005
Gross liability at
beginning of year	$7,391	$6,986	$8,605
Less reinsurance recoverable	(3,829)	(3,999)	(4,207)
Net liability at beginning of year	3,562	2,987	4,398

Incurred benefits related to:
Current year	23,852	22,174	20,287
Prior years [1]	180	766	(319)

Total incurred benefits	24,032	22,940	19,968

Paid benefits related to:
Current year	20,824	18,939	17,767
Prior years	3,507	3,426	3,612

Total paid benefits	24,331	22,365	21,379

Net liability at end of year	3,263	3,562	2,987
Plus reinsurance recoverable	3,826	3,829	3,999

Gross liability at end of year	$7,089	$7,391	$6,986

_________
1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

19

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

	2007	2006
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 4.87%, secured by
mortgage-backed securities totaling $135,355.	$10,400	$14,700

	$10,400	$14,700

As a member of the FHLB with a capital investment of $9.2 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.33% average rate on the capital investment in the FHLB for 2007.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 3.76%.  Both lines of credit will expire during 2008, and it is expected that the Company will renew these facilities at then-current market conditions.

All borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,618 (2006 – $1,016; 2005 – $2,129).  The interest expense on all borrowings totaled $1,628 (2006 – $942; 2005 – $1,978).

Maturities on notes payable are $10.4 million, due in 2008.

20

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

5. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2007	2006	2005

Net gain from operations	$59,601	$46,801	$49,500

Net income	57,178	49,353	48,668

Unassigned surplus at December 31	442,674	443,236	408,144

Capital and surplus at December 31	366,754	371,766	339,961

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2008 without prior approval is $59.6 million, the statutory net gain from operations in 2007.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $13,000 at December 31, 2007 (2006 – $12,000; 2005 – $12,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2007	2006	2005

Current income tax expense	$20,649	$8,842	$6,353
Deferred income tax expense (benefit)	(3,399)	4,810	6,459

Total income tax expense	$17,250	$13,652	$12,812

	2007	2006	2005

Federal income tax rate	35%	35%	35%
Tax credits	(4)	(6)	(6)
Other permanent differences	2	(2)	(3)

Effective income tax rate	33%	27%	26%

21

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2007	2006
Deferred tax assets:
Future policy benefits	$44,255	$45,169
Employee retirement benefits	17,067	19,934
Tax carryovers	-	3,323
Other	-	1,213
Gross and net deferred tax assets	61,322	69,639

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	11,314	9,152
Unrealized investment gains	4,083	776
Capitalization of deferred acquisition
costs, net of amortization	39,825	44,362
Value of business acquired	25,731	28,969
Property and equipment, net	8,018	8,380
Other	5,837	11,949
Gross deferred tax liabilities	94,808	103,588
Net deferred tax liability	33,486	33,949
Current tax liability	6,814	1,370
Income taxes payable	$40,300	$35,319

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid this year were $14,572 (2006 – $8,121; 2005 – $6,054).

The Company and/or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years before 2004.  The Company is not currently under examination by the Internal Revenue Service.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007.  The Company did not change the liability for unrecognized tax benefits as of January 1, 2007 as a result of implementing Interpretation 48.  A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2007	$5,261

Additions based on tax positions related to the current year	112
Additions for tax positions of prior years	170
Reductions for tax positions of prior years	(24)
Reductions for statute of limitations lapse	(87)

Balance at December 31, 2007	$5,432

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.8 million as of December 31, 2007.

22

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense.  During the years ended December 31, 2007, 2006, and 2005, the Company recognized expense of approximately $0.3 million, ($0.6) million, and $0.6 million in interest and penalties, respectively.  The Company had approximately $0.8 million and $0.5 million for the payment of interest and penalties accrued at December 31, 2007 and 2006, respectively.

An adjustment was reflected in the fourth quarter of 2007 that related to deferred tax expense attributable to years 2004 and prior through 2006.  The unrecorded deferred tax expense (benefit) in 2004 and prior, 2005 and 2006 was $1.1 million, ($0.3) million and ($0.3) million, respectively.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2007	2006	2005

Income tax expense	$17,250	$13,652	$12,812
Stockholders' equity:
Related to:
Unrealized gains, net	3,444	(8,782)	(18,612)
Change in minimum
pension liability	(587)	1,968	(2)
Adjustment to adopt SFAS 158	-	(2,221)	-
Total income tax expense (benefit)
included in financial statements	$20,107	$4,617	$(5,802)

7. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2008 through 2012 are $8,700, $11,200, $9,100, $11,700, and $12,300, respectively. The aggregate benefits expected to be paid in the five years from 2013 through 2017 are $62,300. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2007 and include estimated future employee service. The 2008 contribution for the plan cannot be reasonably estimated at this time.  The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2007	2006	Allocation

Debt securities	30%	31%	26%	-	32%
Equity securities	68%	69%	56%	-	76%
Cash equivalents	2%	0%	0%	-	2%

This allocation of plan assets is within the targeted mix by asset class.  The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.  The Plan does not expect to return any plan assets to the Company during 2008.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The

23

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate used to determine the benefit obligation for pension benefits is 5.50% and 5.75% for other postretirement benefits.  The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2007, as published by Bloomberg L.P.  Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2008 through 2012 are $990, $1,050, $1,120, $1,190, and $1,200, respectively. The aggregate benefits expected to be paid in the five years from 2013 through 2017 are $7,120. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2007. The 2008 contribution for the plan is estimated to be $990.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $78 (2006 - $98; 2005 - $106). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $400 (2006 – $300; 2005 – $503).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan were $1,167 (2006 – $1,683; 2005 – $1,468). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2007 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

In 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan (“the Plans”), to eliminate prescription drug coverage as of January 1, 2006.  Since prescription drug coverage to retirees became available under the Act, participants of the Plans are able to obtain coverage under the Medicare Prescription Drug Plan.  At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments.  The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” SFAS 158.  SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the overfunded or underfunded status of the benefit plans as of December 31, 2006.  The funded status is to be measured as the difference between the fair value of the plan’s assets and its benefit obligation.  The Company adopted SFAS 158 as of December 31, 2006.

24

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Pension Benefits		Other Benefits
	2007	2006	2007	2006

Change in projected benefit obligation:
Benefit obligation at beginning of year	$140,052	$136,513	$24,475	$25,056
Service cost	2,310	2,257	789	815
Interest cost	7,448	7,430	1,423	1,308
Actuarial (gain) loss	679	2,815	1,999	(1,644)
Benefits paid	(8,114)	(8,963)	(962)	(1,060)
Benefit obligation at end of year	$142,375	$140,052	$27,724	$24,475

Change in plan assets:
Fair value of plan assets at beginning of year	$120,426	$109,170	$964	$984
Return on plan assets	9,007	14,139	50	50
Company contributions	6,076	6,080	-	-
Benefits paid	(8,114)	(8,963)	(93)	(70)
Fair value of plan assets at end of year	$127,395	$120,426	$921	$964

Funded status at end of year	$(14,980)	$(19,626)	$(26,803)	$(23,511)

Amounts recognized in accumulated other
comprehensive income:
Net loss	$41,350	$42,526	$6,059	$4,232
Prior service cost	(1,969)	(2,616)	(3,200)	(3,578)
Total accumulated other comprehensive income	$39,381	$39,910	$2,859	$654

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income	2007	2006	2007	2006
Unrecognized actuarial loss	$1,128	n/a	$2,002	n/a
Amortization of net gain	(2,303)	n/a	(176)	n/a
Amortization of prior service cost	647	n/a	378	n/a
Total recognized in other comprehensive income	$(528)	n/a	$2,204	n/a

25

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$142,375	$140,052	n/a	n/a
Accumulated benefit obligation	136,445	134,361	n/a	n/a
Fair value of plan assets	127,395	120,426	n/a	n/a

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	5.50%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	5.50%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$433	$(363)
Postretirement benefit obligation	4,741	(3,933)

For measurement purposes a 11.5% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

	Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005
The following table provides the
components of net periodic benefit
cost for the years ended December 31:
Service cost	$2,310	$2,257	$2,246	$789	$815	$598
Interest cost	7,448	7,430	7,341	1,423	1,308	1,099
Expected return on plan assets	(9,456)	(8,537)	(8,064)	(53)	(54)	(57)
Amortization of:
Unrecognized actuarial loss	2,303	3,000	2,731	176	115	6
Unrecognized prior service cost	(647)	(647)	(647)	(378)	(378)	(204)
Net periodic benefits cost	1,958	3,503	3,607	1,957	1,806	1,442
Total recognized in other comprehensive income	(528)	-	-	2,204	-	-
Total recognized in net periodic benefit cost and
other comprehensive income	$1,430	$-	$-	$4,161	$-	$-

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $2,226 and ($647), respectively.

26

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $240 and ($378), respectively.

8.   SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The awards are calculated over three-year intervals on a calendar year basis.  At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

Information about the outstanding three-year intervals as of December 31, 2007, were as follows:

Defined
Measurement	Number	Grant
Period	of Units	Price
2005-2007	98,860	$ 48.86
2006-2008	169,634	$ 50.21
2007-2009	179,488	$ 52.10
2008-2010	178,133	$ 44.33

During 2007, the plan made a payment of $1.0 million to plan participants for the three-year interval ended December 31, 2006.  During 2006, the plan made a payment of $1.5 million to plan participants for the three-year interval ended December 31, 2005.  No payments were made in 2005. The cost of compensation that reduced operating expense for 2007 was $564 and the associated tax benefit was $197.  The cost of compensation charged as an operating expense was $1,145 for 2006 (2005-$1,157) and the associated tax benefit was $401 for 2006 (2005-$405).

9. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents.  The Group Insurance segment consists of sales of group life, dental, vision and disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  Old American consists of individual insurance products designed primarily as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Other revenues include other sources of customer revenue, such as supplemental contract considerations, accumulated policyholder dividend receipts and third-party administrative and service fees related to the Company’s Group Insurance Segment.  It is preferable to consider the sum of both insurance revenues and other revenues in evaluating total revenues from all customer relationships and we define this as “customer revenues” for segment reporting purposes.  Customer revenues are added to net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.

Separate investment portfolios are maintained for each of the three life insurance companies of the Company.  However, investments are allocated to the Group Insurance segment based upon its cash flows.  Its investment income is modeled using the year of investment method.  Home office functions are fully integrated for the three companies in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

27

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	Total
2007:
Insurance revenues	$124,190	$45,776	$62,479	$(551)	$231,894
Other revenues	11,214	278	7	-	11,499
Customer revenues	135,404	46,054	62,486	(551)	243,393
Net investment income	176,666	426	13,313	-	190,405
Realized investment gains (losses)	5,820	-	(394)	-	5,426
Total revenues	317,890	46,480	75,405	(551)	439,224

Policyholder benefits	93,200	30,061	43,197	-	166,458
Interest credited to policyholder account balances	91,215	-	-	-	91,215
Amortization of deferred acquisition costs
and value of business acquired	27,568	-	12,765	-	40,333
Operating expenses	55,283	19,309	14,266	(551)	88,307
Total benefits and expenses	267,266	49,370	70,228	(551)	386,313

Income (loss) before income tax expense (benefit)	50,624	(2,890)	5,177	-	52,911
Income tax expense (benefit)	15,822	(867)	2,295	-	17,250
Segment net income (loss)	$34,802	$(2,023)	$2,882	$-	$35,661

Segment assets	$3,977,585	$8,410	$366,113	$-	$4,352,108
Interest expense	$1,364	$-	$264	$-	$1,628

2006:
Insurance revenues	$127,218	$44,577	$64,043	$(574)	$235,264
Other revenues	10,717	608	24	-	11,349
Customer revenues	137,935	45,185	64,067	(574)	246,613
Net investment income	182,766	272	13,242	-	196,280
Realized investment gains	5,300	-	321	-	5,621
Total revenues	326,001	45,457	77,630	(574)	448,514

Policyholder benefits	95,603	28,596	43,706	-	167,905
Interest credited to policyholder account balances	94,648	-	-	-	94,648
Amortization of deferred acquisition costs
and value of business acquired	30,581	-	11,730	-	42,311
Operating expenses	59,952	19,114	14,588	(574)	93,080
Total benefits and expenses	280,784	47,710	70,024	(574)	397,944

Income (loss) before income tax expense (benefit)	45,217	(2,253)	7,606		50,570
Income tax expense (benefit)	12,049	(676)	2,279		13,652
Segment net income (loss)	$33,168	$(1,577)	$5,327	$-	$36,918

Segment assets	$4,085,189	$6,066	$366,540	$-	$4,457,795
Interest expense	$1,191	$-	$226	$-	$1,417

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

28

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	Total
2005:
Insurance revenues	$132,162	$40,870	$66,015	$(544)	$238,503
Other revenues	9,641	661	10	-	10,312
Customer revenues	141,803	41,531	66,025	(544)	248,815
Net investment income	181,311	233	13,064	-	194,608
Realized investment gains (losses)	6,488	-	(375)	-	6,113
Total revenues	329,602	41,764	78,714	(544)	449,536

Policyholder benefits	99,294	25,950	44,457	-	169,701
Interest credited to policyholder account balances	98,637	-	-	-	98,637
Amortization of deferred acquisition costs				-
and value of business acquired	29,640	-	13,418	-	43,058
Operating expenses	56,638	19,220	13,830	(544)	89,144
Total benefits and expenses	284,209	45,170	71,705	(544)	400,540

Income (loss) before income tax expense (benefit)	45,393	(3,406)	7,009	-	48,996
Income tax expense (benefit)	11,754	(1,022)	2,080	-	12,812
Segment net income (loss)	$33,639	$(2,384)	$4,929	$-	$36,184

Segment assets	$4,170,536	$6,671	$378,172	$-	$4,555,379
Interest expense	$1,824	$-	$593	$-	$2,417

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

Enterprise-Wide Disclosures
	2007	2006	2005
Customer revenues by line of business:
Traditional individual insurance products, net	$74,696	$76,191	$82,888
Interest sensitive products	93,993	97,177	97,506
Variable life insurance and annuities	17,429	17,319	17,239
Group life and disability products, net	45,776	44,577	40,870
Insurance revenues	231,894	235,264	238,503
Other revenues	11,499	11,349	10,312
Customer revenues	$243,393	$246,613	$248,815

29

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

10. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2007	2006

Land	$766	$766
Home office complex	20,375	20,427
Furniture and equipment	45,460	45,843
	66,601	67,036

Less accumulated depreciation	(38,820)	(37,672)

	$27,781	$29,364

30

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

11. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

	2007	2006	2005

Life insurance in force (in millions) :
Direct	$29,406	$29,398	$28,943
Ceded	(14,315)	(13,836)	(13,354)
Assumed	1,729	1,863	2,006

Net	$16,820	$17,425	$17,595

Premiums:
Life insurance:
Direct	$125,667	$125,147	$131,475
Ceded	(46,291)	(45,406)	(45,512)
Assumed	3,616	4,031	4,144

Net	$82,992	$83,772	$90,107

Accident and health:
Direct	$46,177	$46,748	$43,947
Ceded	(8,697)	(9,752)	(10,296)
Assumed	-	-	-

Net	$37,480	$36,996	$33,651

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $51.0 million as of December 31, 2007.  The reserve for future policy benefits ceded under this agreement was $26.2 million (2006 – $28.4 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2007, the block had $1.7 billion of life insurance in force (2006 – $1.8 billion).  The block generated life insurance premiums of $2.1 million net of reinsurance (2006 – $2.7 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2007, the insurance in force ceded approximates $2.0 billion (2006 – $2.1 billion) and premiums totaled $8.9 million.

Reinsurance receivables were $162.3 million at year end 2007, consisting of reserves ceded of $149.5 million and claims ceded of $12.8 million.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  Reinsurers' solvency is reviewed annually.

31

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

12. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158.  The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.  The table below provides information about comprehensive income for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2007:
Unrealized gains arising during the year	$8,907	$-	$8,907
Less: Realized losses included in net income	(1,650)	-	(1,650)
Net unrealized gain	10,557	-	10,557
Increase in minimum pension liability	-	(1,676)	(1,676)
Effect on DAC	(687)	-	(687)
Effect on VOBA	85	-	85
Policyholder account balances	(115)	-	(115)
Deferred income taxes	(3,444)	587	(2,857)
Other comprehensive income (loss)	$6,396	$(1,089)	5,307
Net income			35,661
Comprehensive income			$40,968

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2006:
Unrealized losses arising during the year	$(30,716)	$-	$(30,716)
Less: Realized gains included in net income	1,816	-	1,816
Net unrealized losses	(32,532)	-	(32,532)
Decrease in minimum pension liability	-	5,620	5,620
Effect on DAC	2,056	-	2,056
Effect on VOBA	851	-	851
Policyholder account balances	4,603	-	4,603
Deferred income taxes	8,782	(1,968)	6,814
Other comprehensive loss	$(16,240)	$3,652	(12,588)
Net income			36,918
Comprehensive income			$24,330

32

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2005:
Unrealized losses arising during the year	$(66,050)	$-	$(66,050)
Less: Realized losses included in net income	(1,613)	-	(1,613)
Net unrealized losses	(64,437)	-	(64,437)
Increase in minimum pension liability	-	(6)	(6)
Effect on DAC	4,689	-	4,689
Effect on VOBA	95	-	95
Policyholder account balances	6,408	-	6,408
Deferred income taxes	18,612	2	18,614
Other comprehensive loss	$(34,633)	$(4)	(34,637)
Net income			36,184
Comprehensive income			$1,547

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2006:
Beginning of year	$17,489	$(25,895)	$(8,406)
Other comprehensive income (loss)	(16,240)	3,652	(12,588)
Adjustment to adopt SFAS 158	-	(4,124)	(4,124)

End of year	1,249	(26,367)	(25,118)

2007:
Other comprehensive income (loss)	6,396	(1,089)	5,307

End of year	$7,645	$(27,456)	$(19,811)

13. FAIR VALUE of FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available.  For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.  Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates.  The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

33

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed.  However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2007, all of the Company’s notes payable had a carrying value which approximated their fair value.  The Company’s other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

	2007		2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Investments:
Securities available for sale	$2,690,222	$2,690,222	$2,771,790	$2,771,790
Mortgage loans	450,148	464,211	472,019	471,680
Liabilities:
Individual and group annuities	$987,014	$963,626	$1,068,286	$1,038,533
Notes payable	10,400	10,400	14,700	14,700
Bank deposits	-	-	37,799	37,799
Supplementary contracts
without life contingencies	67,258	67,296	67,908	67,927

14. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below.

	First	Second	Third	Fourth
2007:
Total revenues	$113,027	$109,885	$108,791	$107,521

Net income	8,306	11,812	9,131	6,412

Per common share,
basic and diluted	0.70	1.00	0.77	0.54

2006:
Total revenues	$111,092	$112,521	$111,227	$113,674

Net income	7,189	10,109	9,526	10,094

Per common share,
basic and diluted	0.60	0.85	0.80	0.86

34

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

15. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2007, the Company had purchase commitments to fund mortgage loans and other investments of $10.5 million. Subsequent to December 31, 2007, the Company entered into commitments to fund additional mortgage loans of $7.9 million, purchase real estate investments of $4.4 million, sales of real estate investments for $1.1 million and construction of real estate investments of $2.8 million.

16. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

17.  GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company’s business, financial position or results of operations.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V.  We also have audited the Company’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting (Item 9A). Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules, and an opinion on the Company's internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk.  Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109”, effective January 1, 2007.

Also in our opinion, Kansas City Life Insurance Company and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by COSO of the Treadway Commission,

/s/KPMG LLP

Kansas City, MO
February 29, 2008

36

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 24, 2008 at Kansas City Life's corporate headquarters.

TRANSFER AGENT
Cheryl Keefer, Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K REQUEST
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
As of January 31, 2008, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

37

STOCK AND DIVIDEND INFORMATION
 Stock Quotation Symbol
NASDAQ—KCLI

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share during such periods.

	Bid		Dividend
	High	Low	Paid

2007:
First quarter	$52.28	$44.35	$2.27
Second quarter	47.95	44.61	0.27
Third quarter	50.79	38.18	0.27
Fourth quarter	50.48	40.00	0.27
			$3.08
2006:
First quarter	$53.04	$48.75	$0.27
Second quarter	51.27	41.57	0.27
Third quarter	46.08	41.82	0.27
Fourth quarter	58.97	44.36	0.27
			$1.08

A quarterly dividend of $0.27 per share was paid February 12, 2008.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

38

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2007 and 2006

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2007

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
American Leaders Fund II	244,989	$ 17.13	165,236	$ 21.585	20,266	$ 15.342	28,634	$ 11.143	$ 4,197	$ 4,668
High Income Bond Fund II	224,090	7.49	66,218	17.962	20,286	15.299	11,821	15.113	1,678	1,716
Prime Money Fund II	3,250,596	1.00	166,078	13.756	35,203	13.327	43,692	11.383	3,251	3,251

MFS Variable Insurance Trust
Research Series	302,846	20.28	242,131	22.273	36,248	16.097	13,479	12.255	6,142	4,804
Emerging Growth Series	428,431	25.01	417,815	22.613	52,495	16.950	33,979	11.097	10,715	8,017
Total Return Series	219,927	21.68	154,385	24.707	22,490	19.751	36,488	13.963	4,768	4,319
Research Bond Series	183,006	11.60	90,490	17.558	14,523	17.098	20,372	14.026	2,123	2,112
Strategic Income Series	68,984	10.54	34,861	15.589	331	15.079	12,218	14.622	727	724
Utilities Series	382,467	34.48	224,027	46.799	37,318	36.248	64,761	20.855	13,187	8,576

American Century Variable Portfolios
VP Capital Appreciation Fund	282,866	15.98	167,118	23.111	12,968	22.898	21,196	17.030	4,520	2,855
VP International Fund	458,765	11.86	171,637	26.646	18,716	20.610	30,504	15.795	5,441	3,728
VP Value Fund	551,881	7.47	260,077	11.176	27,293	11.444	58,836	15.358	4,122	4,288
VP Income & Growth Fund	200,122	8.46	143,128	8.741	22,356	8.958	18,869	12.811	1,693	1,476
VP Ultra Fund	55,281	12.15	26,426	14.714	3,277	14.903	15,610	14.989	672	569
VP Mid Cap Value Fund	3,391	12.94	3,407	10.734	-	10.783	677	10.806	44	46

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	24,164	10.55	8,698	11.647	6,640	11.796	6,346	11.865	255	248

Dreyfus Variable Investment Fund
Appreciation Portfolio	123,562	44.86	260,920	18.154	23,016	17.644	32,306	12.383	5,543	4,478
Developing Leaders Portfolio	209,723	32.34	364,758	15.443	35,383	13.869	61,537	10.705	6,782	8,152

1

Dreyfus Stock Index Fund, Inc.	590,457	37.40	966,731	18.258	143,836	17.289	157,639	12.344	22,083	18,237

The Dreyfus Socially Responsible Growth Fund, Inc.	31,313	30.50	27,591	29.881	1,868	30.599	7,677	9.568	955	823

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	78,798	15.79	49,535	17.139	12,963	17.551	15,203	11.032	1,244	1,065
Small Company Portfolio	136,169	16.06	73,999	19.626	8,644	20.098	41,072	13.655	2,187	2,212
Mid Cap Value Portfolio	45,243	30.67	53,271	18.381	3,757	18.617	18,077	18.725	1,388	1,313

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	107,002	24.97	87,821	21.428	4,324	21.864	34,755	20.012	2,672	3,032
Franklin Small-Mid Cap Growth Securities Fund (Class II)	28,628	22.91	60,128	8.565	2,774	8.739	9,487	12.298	656	571
Templeton Developing Markets Securities Fund (Class II)	174,854	16.00	62,041	28.779	11,685	29.366	18,746	35.691	2,798	2,111
Templeton Foreign Securities Fund (Class II)	153,497	20.25	65,902	33.103	7,930	33.899	38,613	17.039	3,108	2,446

Calamos Advisors Trust
Calamos Growth and Income Portfolio	390,439	14.32	181,793	19.611	28,606	20.081	90,863	15.975	5,591	5,291

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	22,897	29.37	75,595	6.050	17,795	6.174	9,941	10.588	672	616
V.I. Technology Fund (Series I)	33,804	15.10	121,265	3.056	15,696	3.118	10,791	8.423	510	446
V.I. Core Equity Fund (Series I)	41,550	29.11	89,149	8.319	7,825	8.488	37,863	10.604	1,210	1,012

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	83,529	19.27	134,314	9.266	5,112	9.456	23,739	13.339	1,610	1,136
Capital Portfolio (Class II)	93,563	16.74	134,129	8.396	15,195	8.568	27,021	11.467	1,566	1,233
Smaller-Cap Value Portfolio (Class II)	50,529	17.03	26,806	18.326	3,943	18.561	15,859	18.669	861	928

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	5,413	27.46	10,828	11.092	1,522	11.113	1,044	11.122	149	182
VIP Freedom Funds - Income	-	10.78	-	10.240	-	10.259	-	10.267	-	-
VIP Freedom Funds - 2010	-	11.92	-	10.302	-	10.321	-	10.330	-	-
VIP Freedom Funds - 2015	355	12.26	421	10.321	-	10.340	-	10.349	4	5
VIP Freedom Funds - 2020	2,033	12.60	2,477	10.340	-	10.359	-	10.368	26	27
VIP Freedom Funds - 2025	192	12.68	223	10.350	-	10.369	12	10.378	2	2
VIP Freedom Funds - 2030	5,241	12.99	2,912	10.368	-	10.387	3,645	10.396	68	71

Total Net Assets									$ 125,220	$ 106,786

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$66	128	160	40	-	122	71	35	112
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	40	13	28	52	88	40	18	6	101
Investment Income (Loss)	26	115	132	(12)	(88)	82	53	29	11
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(2)	(5)	-	219	396	100	(6)	(2)	828
Capital Gains Distributions	493	-	-	-	-	117	-	-	808
Unrealized Appreciation (Depreciation)	(1,010)	(70)	-	470	1,544	(142)	24	(8)	1,133
Net Gain (Loss) on Investments	(519)	(75)	-	689	1,940	75	18	(10)	2,769

Change in Net Assets from Operations	$(493)	40	132	677	1,852	157	71	19	2,780

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$-	33	66	32	-	-	10	85	57
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	32	43	35	14	4	-	2	47	65
Investment Income (Loss)	(32)	(10)	31	18	(4)	-	8	38	(8)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	342	278	47	61	11	-	-	164	(94)
Capital Gains Distributions	-	-	343	-	-	-	-	-	1,003
Unrealized Appreciation (Depreciation)	1,043	525	(693)	(98)	97	(2)	11	129	(1,804)
Net Gain (Loss) on Investments	1,385	803	(303)	(37)	108	(2)	11	293	(895)

Change in Net Assets from Operations	$1,353	793	(272)	(19)	104	(2)	19	331	(903)

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$387	5	14	-	12	77	-	56	57
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	190	8	10	18	11	26	5	19	23
Investment Income (Loss)	197	(3)	4	(18)	1	51	(5)	37	34
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	890	25	33	62	44	55	29	217	134
Capital Gains Distributions	-	-	-	105	59	240	47	184	129
Unrealized Appreciation (Depreciation)	(123)	41	(27)	(303)	(91)	(1,105)	(9)	150	93
Net Gain (Loss) on Investments	767	66	6	(136)	12	(810)	67	551	356

Change in Net Assets from Operations	$964	63	10	(154)	13	(759)	62	588	390

5

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$75	-	-	14	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	42	5	4	9	12	12	6
Investment Income (Loss)	33	(5)	(4)	5	(12)	(12)	(6)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	82	9	15	34	86	59	12
Capital Gains Distributions	408	-	-	-	-	-	94
Unrealized Appreciation (Depreciation)	(115)	63	21	40	125	153	(81)
Net Gain (Loss) on Investments	375	72	36	74	211	212	25

Change in Net Assets from Operations	$408	67	32	79	199	200	19

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Investment Income:
Income:
Dividend Distributions	$1	-	-	-	-	-	1	1,716
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	-	-	-	1,028
Investment Income (Loss)	1	-	-	-	-	-	1	688
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	-	-	-	-	-	-	4,123
Capital Gains Distributions	34	-	-	-	1	-	2	4,067
Unrealized Appreciation (Depreciation)	(33)	-	-	-	(1)	-	(3)	(56)
Net Gain (Loss) on Investments	1	-	-	-	-	-	(1)	8,134

Change in Net Assets from Operations	$2	-	-	-	-	-	-	8,822

See accompanying Notes to Financial Statement

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$26	115	132	(12)	(88)	82	53	29	11
Realized Gain (Loss)	491	(5)	-	219	396	217	(6)	(2)	1,636
Unrealized Appreciation (Depreciation)	(1,010)	(70)	-	470	1,544	(142)	24	(8)	1,133
Change in Net Assets from Operations	(493)	40	132	677	1,852	157	71	19	2,780

Deposits	559	218	1,982	643	1,126	594	268	125	1,148

Payments and Withdrawals:
Death Benefits	2	-	-	7	8	-	6	-	8
Withdrawals	233	71	427	286	475	257	176	75	433
Administrative Fees	349	116	369	400	712	382	169	58	833
Transfers (in) out	27	(29)	945	178	525	76	(29)	(62)	(168)
Payments and Withdrawals	611	158	1,741	871	1,720	715	322	71	1,106

Net Assets:
Net Increase (Decrease)	(545)	100	373	449	1,258	36	17	73	2,822
Beginning of Year	4,742	1,578	2,878	5,693	9,457	4,732	2,106	654	10,365

End of Year	$4,197	1,678	3,251	6,142	10,715	4,768	2,123	727	13,187

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(32)	(10)	31	18	(4)	-	8	38	(8)
Realized Gain (Loss)	342	278	390	61	11	-	-	164	909
Unrealized Appreciation (Depreciation)	1,043	525	(693)	(98)	97	(2)	11	129	(1,804)
Change in Net Assets from Operations	1,353	793	(272)	(19)	104	(2)	19	331	(903)

Deposits	425	570	752	277	142	6	46	594	909

Payments and Withdrawals:
Death Benefits	4	7	7	-	-	-	-	-	6
Withdrawals	263	170	243	84	26	-	7	216	417
Contract Expense Charges	267	376	375	146	53	2	23	389	549
Transfers (in) out	(270)	(46)	(192)	(34)	(53)	(36)	(52)	169	276
Payments and Withdrawals	264	507	433	196	26	(34)	(22)	774	1,248

Net Assets:
Net Increase (Decrease)	1,514	856	47	62	220	38	87	151	(1,242)
Beginning of Year	3,006	4,585	4,075	1,631	452	6	168	5,392	8,024

End of Year	$4,520	5,441	4,122	1,693	672	44	255	5,543	6,782

9

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$197	(3)	4	(18)	1	51	(5)	37	34
Realized Gain (Loss)	890	25	33	167	103	295	76	401	263
Unrealized Appreciation (Depreciation)	(123)	41	(27)	(303)	(91)	(1,105)	(9)	150	93
Change in Net Assets from Operations	964	63	10	(154)	13	(759)	62	588	390

Deposits	2,578	145	154	428	294	537	111	326	441

Payments and Withdrawals:
Death Benefits	8	-	6	8	-	3	-	3	9
Withdrawals	1,540	50	52	95	69	160	64	59	125
Contract Expense Charges	1,793	86	87	211	130	285	50	169	231
Transfers (in) out	288	29	(43)	24	(7)	286	11	110	(48)
Payments and Withdrawals	3,629	165	102	338	192	734	125	341	317

Net Assets:
Net Increase (Decrease)	(87)	43	62	(64)	115	(956)	48	573	514
Beginning of Year	22,170	912	1,182	2,251	1,273	3,628	608	2,225	2,594

End of Year	$22,083	955	1,244	2,187	1,388	2,672	656	2,798	3,108

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$33	(5)	(4)	5	(12)	(12)	(6)
Realized Gain (Loss)	490	9	15	34	86	59	106
Unrealized Appreciation (Depreciation)	(115)	63	21	40	125	153	(81)
Change in Net Assets from Operations	408	67	32	79	199	200	19

Deposits	515	90	82	191	209	215	158

Payments and Withdrawals:
Death Benefits	5	-	-	4	8	-	4
Withdrawals	133	29	26	44	69	55	39
Contract Expense Charges	327	48	32	100	109	102	70
Transfers (in) out	(72)	(1)	1	(42)	6	(25)	(116)
Payments and Withdrawals	393	76	59	106	192	132	(3)

Net Assets:
Net Increase (Decrease)	530	81	55	164	216	283	180
Beginning of Year	5,061	591	455	1,046	1,394	1,283	681

End of Year	$5,591	672	510	1,210	1,610	1,566	861

11

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	-	-	-	-	1	688
Realized Gain (Loss)	34	-	-	-	1	-	2	8,190
Unrealized Appreciation (Depreciation)	(33)	-	-	-	(1)	-	(3)	(56)
Change in Net Assets from Operations	2	-	-	-	-	-	-	8,822

Deposits	8	-	-	-	-	-	1	16,867

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	113
Withdrawals	-	-	-	-	-	-	-	6,468
Contract Expense Charges	3	-	-	-	-	-	2	9,403
Transfers (in) out	(142)	-	-	(4)	(26)	(2)	(69)	1,383
Payments and Withdrawals	(139)	-	-	(4)	(26)	(2)	(67)	17,367

Net Assets:
Net Increase (Decrease)	149	-	-	4	26	2	68	8,322
Beginning of Year	-	-	-	-	-	-	-	116,898

End of Year	$149	-	-	4	26	2	68	125,220

See accompanying Notes to Financial Statement

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
December 31, 2006
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$26	135	116	(20)	(79)	65	72	27	101
Realized Gain (Loss)	571	(9)	-	94	175	206	(6)	3	936
Unrealized Appreciation (Depreciation)	50	39	-	424	541	196	(2)	5	1,360
Change in Net Assets from Operations	647	165	116	498	637	467	64	35	2,397

Deposits	593	217	1,734	676	1,221	600	263	102	1,087

Payments and Withdrawals:
Death Benefits	6	5	-	8	20	3	1	-	36
Withdrawals	302	211	278	262	742	207	201	72	685
Contract Expense Charges	368	135	377	410	744	395	171	50	735
Transfers (in) out	85	145	2,038	(52)	236	12	(31)	(40)	(28)
Payments and Withdrawals	761	496	2,693	628	1,742	617	342	82	1,428

Net Assets:
Net Increase (Decrease)	479	(114)	(843)	546	116	450	(15)	55	2,056
Beginning of Year	4,263	1,692	3,721	5,147	9,341	4,282	2,121	599	8,309

End of Year	$4,742	1,578	2,878	5,693	9,457	4,732	2,106	654	10,365

13

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

	VP			VP		VP	VP Inflation
	Capital	VP	VP	Income	VP	Mid Cap	Protection		Developing
	Appreciation	International	Value	& Growth	Ultra	Value	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Fund	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(24)	29	18	14	(3)	-	5	33	(35)
Realized Gain (Loss)	139	168	339	39	-	-	(1)	105	728
Unrealized Appreciation (Depreciation)	301	678	236	169	(13)	-	(2)	592	(455)
Change in Net Assets from Operations	416	875	593	222	(16)	-	2	730	238

Deposits	388	500	627	272	141	1	38	632	1,028

Payments and Withdrawals:
Death Benefits	3	20	1	1	1	-	-	9	17
Withdrawals	163	233	188	86	22	-	4	379	403
Contract Expense Charges	230	327	326	135	56	-	20	396	615
Transfers (in) out	(145)	(69)	(196)	(28)	(21)	(5)	17	52	154
Payments and Withdrawals	251	511	319	194	58	(5)	41	836	1,189

Net Assets:
Net Increase (Decrease)	553	864	901	300	67	6	(1)	526	77
Beginning of Year	2,453	3,721	3,174	1,331	385	-	169	4,866	7,947

End of Year	$3,006	4,585	4,075	1,631	452	6	168	5,392	8,024

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS - (CONTINUED)
December 31, 2006
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus					Franklin	Templeton
	Dreyfus	Socially				Franklin	Small-Mid	Developing	Templeton
	Stock	Responsible	US Large Cap	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Core Equity	Company	Cap Value	Fund	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	(Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$172	(6)	1	(16)	(3)	37	(5)	6	10
Realized Gain (Loss)	578	14	19	116	48	444	29	178	90
Unrealized Appreciation (Depreciation)	2,079	63	138	146	104	106	21	223	316
Change in Net Assets from Operations	2,829	71	158	246	149	587	45	407	416

Deposits	2,962	157	153	372	228	612	115	261	387

Payments and Withdrawals:
Death Benefits	35	1	-	15	-	-	-	-	-
Withdrawals	1,875	80	39	102	35	122	36	246	95
Contract Expense Charges	1,822	92	84	193	109	290	51	123	201
Transfers (in) out	418	32	16	(307)	(259)	65	15	(733)	(225)
Payments and Withdrawals	4,150	205	139	3	(115)	477	102	(364)	71

Net Assets:
Net Increase (Decrease)	1,641	23	172	615	492	722	58	1,032	732
Beginning of Year	20,529	889	1,010	1,636	781	2,906	550	1,193	1,862

End of Year	$22,170	912	1,182	2,251	1,273	3,628	608	2,225	2,594

15

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$62	(5)	(3)	8	(10)	(10)	(4)	714
Realized Gain (Loss)	510	83	5	20	52	33	65	5,771
Unrealized Appreciation (Depreciation)	(179)	(38)	38	91	187	38	35	7,487
Change in Net Assets from Operations	393	40	40	119	229	61	96	13,972

Deposits	509	112	74	165	215	218	128	16,788

Payments and Withdrawals:
Death Benefits	9	-	1	2	1	-	-	195
Withdrawals	240	35	13	82	48	58	15	7,559
Contract Expense Charges	328	55	32	83	101	100	50	9,204
Transfers (in) out	(265)	49	(6)	(106)	(59)	38	(95)	702
Payments and Withdrawals	312	139	40	61	91	196	(30)	17,660

Net Assets:
Net Increase (Decrease)	590	13	74	223	353	83	254	13,100
Beginning of Year	4,471	578	381	823	1,041	1,200	427	103,798

End of Year	$5,061	591	455	1,046	1,394	1,283	681	116,898

See accompanying Notes to Financial Statements

16

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in twelve series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in common stock of “blue-chip” companies, which are generally top-quality, established growth companies.

High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds.

Primeme Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital by investing in common stock within targeted industries.

Emerging Growth Series	Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

A American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth by investing primarily in common stocks of growing companies.

VP International Fund	Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income by investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large “blue chip” companies.

Developing Leaders Portfolio	Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	High total return by investing primarily in large U.S. companies.

Small Company Portfolio	High total return by investing in small companies.

Mid Cap Value Portfolio	Growth from capital appreciation by investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

18

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Growth and Income Portfolio	High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth by investing broadly in equity securities across the technology universe.

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	Capital gain by investing in securities of companies operating in the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long Term Capital Appreciation by investing in growth and value stocks.

VIP Freedom Funds – Income	High Total return with preservation of capital by investing fixed income and short term money market funds.

VIP Freedom Funds – 2010	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2007, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Franklin Real Estate Fund (Class II)	Franklin Global Real Estate Securities Fund (Class II)	May 1, 2007

During the year ended December 31, 2007, the following portfolios were added as summarized, with the effective date of the change:

Portfolio Name	Effective Date

Fidelity VIP Contrafund Portfolio	May 1, 2007

Fidelity VIP Freedom Funds - Income	May 1, 2007

Fidelity VIP Freedom Funds - 2010	May 1, 2007

Fidelity VIP Freedom Funds - 2015	May 1, 2007

Fidelity VIP Freedom Funds - 2020	May 1, 2007

Fidelity VIP Freedom Funds - 2025	May 1, 2007

Fidelity VIP Freedom Funds - 2030	May 1, 2007

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

2007	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$1,346	$879
Federated High Income Bond Fund II	446	272
Federated Prime Money Fund II	6,861	6,488
MFS Research Series	902	1,142
MFS Emerging Growth Series	1,322	2,004
MFS Total Return Series	960	882
MFS Research Bond Series	491	491
MFS Strategic Income Series	314	230
MFS Utilities Series	3,342	2,481
American Century VP Capital Appreciation Fund	1,241	1,112
American Century VP International Fund	1,023	969
American Century VP Value Fund	1,768	1,074
American Century VP Income & Growth Fund	455	356
American Century VP Ultra Fund	248	137
American Century VP Mid Cap Value Fund	44	4
American Century VP Inflation Protection Fund (Class II)	118	43
Dreyfus Appreciation Portfolio	747	889
Dreyfus Developing Leaders Portfolio	2,327	1,672
Dreyfus Stock Index Fund, Inc.	3,700	4,554
The Dreyfus Socially Responsible Growth Fund, Inc.	174	196
JPMorgan U.S. Large Cap Core Equity Portfolio	245	189
JPMorgan Small Company Portfolio	839	663
JPMorgan Mid Cap Value Portfolio	583	422
Franklin Global Real Estate Securities Fund (Class II)	1,224	1,131
Franklin Small-Mid Cap Growth Securities Fund (Class II)	204	177
Templeton Developing Markets Securities Fund (Class II)	1,108	903
Templeton Foreign Securities Fund (Class II)	925	638
Calamos Growth and Income Portfolio	1,279	717
AIM V.I. Capital Appreciation Fund (Series I)	167	156
AIM V.I. Technology Fund (Series I)	122	102
AIM V.I. Core Equity Fund (Series I)	280	190

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2007 (Continued)	Cost of Purchases	Proceeds from Sales
	( in thousands)

Seligman Communications and Information Portfolio (Class II)	$302	$297
Seligman Capital Portfolio (Class II)	340	270
Seligman Smaller-Cap Value Portfolio (Class II)	446	197
Fidelity VIP Contrafund Portfolio	188	6
Fidelity VIP Freedom Funds - Income	-	-
Fidelity VIP Freedom Funds - 2010	-	-
Fidelity VIP Freedom Funds - 2015	5	-
Fidelity VIP Freedom Funds - 2020	27	-
Fidelity VIP Freedom Funds - 2025	3	-
Fidelity VIP Freedom Funds - 2030	73	3

2006	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$1,395	$1,014
Federated High Income Bond Fund II	790	934
Federated Prime Money Fund II	5,867	6,710
MFS Research Series	978	950
MFS Emerging Growth Series	1,467	2,065
MFS Total Return Series	1,042	858
MFS Research Bond Series	531	528
MFS Strategic Income Series	247	197
MFS Utilities Series	2,345	2,254
American Century VP Capital Appreciation Fund	1,003	889
American Century VP International Fund	913	896
American Century VP Value Fund	1,474	861
American Century VP Income & Growth Fund	430	340
American Century VP Ultra Fund	238	158
American Century VP Mid Cap Value Fund	6	-
American Century VP Inflation Protection Fund (Class II)	67	66
Dreyfus Appreciation Portfolio	890	1,061
Dreyfus Developing Leaders Portfolio	1,982	1,531
Dreyfus Stock Index Fund, Inc.	3,834	4,850
The Dreyfus Socially Responsible Growth Fund, Inc.	209	263
JPMorgan U.S. Large Cap Core Equity Portfolio	181	167
JPMorgan Small Company Portfolio	1,023	618
JPMorgan Mid Cap Value Portfolio	677	315

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
2006 (Continued)	Cost of Purchases	Proceeds from Sales
	( in thousands)

Franklin Global Real Estate Securities Fund (Class II)	$1,458	$1,049
Franklin Small-Mid Cap Growth Securities Fund (Class II)	207	199
Templeton Developing Markets Securities Fund (Class II)	1,506	875
Templeton Foreign Securities Fund (Class II)	870	544
Calamos Growth and Income Portfolio	1,585	942
AIM V.I. Capital Appreciation Fund (Series I)	305	272
AIM V.I. Technology Fund (Series I)	103	72
AIM V.I. Core Equity Fund (Series I)	315	204
Seligman Communications and Information Portfolio (Class II)	376	262
Seligman Capital Portfolio (Class II)	297	285
Seligman Smaller-Cap Value Portfolio (Class II)	396	185

2. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2007, $1,338,000 (2006 - $1,871,000) was assessed in surrender charges.  Other contract charges, primarily annual administrative fees, totaled $8,280,000 (2006 - $8,157,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  During the year ended 2007, other contract charges totaled $663,000 (2006 - $695,000).

Century II Alliance Variable Universal Life

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2007, $240,000 (2006 - $191,000) was assessed in surrender charges and other contract charges totaled $1,490,000 (2006 - $1,243,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year are as follows:

2007:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated American Leaders Fund II	$36	$2	$2	$40
Federated High Income Bond Fund II	10	2	1	13
Federated Prime Money Fund II	22	3	3	28
MFS Research Series	47	4	1	52
MFS Emerging Growth Series	81	5	2	88
MFS Total Return Series	35	3	2	40
MFS Research Bond Series	14	2	2	18
MFS Strategic Income Series	5	-	1	6
MFS Utilities Series	88	8	5	101
American Century VP Capital Appreciation Fund	28	2	2	32
American Century VP International Fund	39	2	2	43
American Century VP Value Fund	28	3	4	35
American Century VP Income & Growth Fund	12	1	1	14
American Century VP Ultra Fund	3	-	1	4
American Century VP Mid Cap Value Fund	-	-	-	-
American Century VP Inflation Protection Fund (Class II)	2	-	-	2
Dreyfus Appreciation Portfolio	42	3	2	47
Dreyfus Developing Leaders Portfolio	57	4	4	65
Dreyfus Stock Index Fund, Inc.	164	17	9	190
The Dreyfus Socially Responsible Growth Fund, Inc.	8	-	-	8
JPMorgan U.S. Large Cap Core Equity Portfolio	7	2	1	10
JPMorgan Small Company Portfolio	14	1	3	18
JPMorgan Mid Cap Value Portfolio	9	-	2	11
Franklin Global Real Estate Securities Fund (Class II)	21	1	4	26
Franklin Small-Mid Cap Growth Securities Fund (Class II)	4	-	1	5
Templeton Developing Markets Securities Fund (Class II)	14	2	3	19
Templeton Foreign Securities Fund (Class II)	19	2	2	23
Calamos Growth and Income Portfolio	31	4	7	42
AIM V.I. Capital Appreciation Fund (Series I)	4	1	-	5
AIM V.I. Technology Fund (Series I)	4	-	-	4
AIM V.I. Core Equity Fund (Series I)	7	-	2	9
Seligman Communications and Information Portfolio (Class II)	11	-	1	12
Seligman Capital Portfolio (Class II)	10	1	1	12
Seligman Smaller-Cap Value Portfolio (Class II)	4	-	2	6
Fidelity VIP Contrafund Portfolio	-	-	-	-
Fidelity VIP Freedom Funds - Income	-	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-	-
Fidelity VIP Freedom Funds - 2015	-	-	-	-
Fidelity VIP Freedom Funds - 2020	-	-	-	-
Fidelity VIP Freedom Funds - 2025	-	-	-	-
Fidelity VIP Freedom Funds - 2030	-	-	-	-
	$880	$75	$73	$1,028

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2007:	Units Purchased	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated American Leaders Fund II	39	40	(1)
Federated High Income Bond Fund II	18	14	4
Federated Prime Money Fund II	526	506	20
MFS Research Series	43	53	(10)
MFS Emerging Growth Series	70	98	(28)
MFS Total Return Series	34	39	(5)
MFS Research Bond Series	26	29	(3)
MFS Strategic Income Series	19	15	4
MFS Utilities Series	70	64	6
American Century VP Capital Appreciation Fund	66	57	9
American Century VP International Fund	46	41	5
American Century VP Value Fund	103	81	22
American Century VP Income & Growth Fund	44	36	8
American Century VP Ultra Fund	19	10	9
American Century VP Mid Cap Value Fund	4	-	4
American Century VP Inflation Protection Fund (Class II)	10	4	6
Dreyfus Appreciation Portfolio	40	50	(10)
Dreyfus Developing Leaders Portfolio	79	98	(19)
Dreyfus Stock Index Fund, Inc.	202	258	(56)
The Dreyfus Socially Responsible Growth Fund, Inc.	7	7	-
JPMorgan U.S. Large Cap Core Equity Portfolio	14	10	4
JPMorgan Small Company Portfolio	39	32	7
JPMorgan Mid Cap Value Portfolio	27	22	5
Franklin Global Real Estate Securities Fund (Class II)	37	45	(8)
Franklin Small-Mid Cap Growth Securities Fund (Class II)	17	20	(3)
Templeton Developing Markets Securities Fund (Class II)	32	34	(2)
Templeton Foreign Securities Fund (Class II)	32	24	8
Calamos Growth and Income Portfolio	44	37	7
AIM V.I. Capital Appreciation Fund (Series I)	26	24	2
AIM V.I. Technology Fund (Series I)	35	30	5
AIM V.I. Core Equity Fund (Series I)	30	21	9
Seligman Communications and Information Portfolio (Class II)	32	30	2
Seligman Capital Portfolio (Class II)	39	29	10
Seligman Smaller-Cap Value Portfolio (Class II)	19	10	9
Fidelity VIP Contrafund Portfolio	14	1	13
Fidelity VIP Freedom Funds - Income	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-
Fidelity VIP Freedom Funds - 2015	-	-	-
Fidelity VIP Freedom Funds - 2020	2	-	2
Fidelity VIP Freedom Funds - 2025	-	-	-
Fidelity VIP Freedom Funds - 2030	7	-	7

26

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2007, follows.

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	214	$ 11.143	to	$ 21.585	$ 4,197	1.43%	0.5% to 0.9%	-10.48%	to	-10.12%
Federated High Income Bond Fund II	98	15.113	to	17.962	1,678	7.74	0.5 to 0.9	2.50%	to	2.91%
Federated Prime Money Fund II	245	11.383	to	13.756	3,251	4.66	0.5 to 0.9	3.87%	to	4.29%
MFS Research Series	292	12.255	to	22.273	6,142	0.68	0.5 to 0.9	12.18%	to	12.64%
MFS Emerging Growth Series	504	11.097	to	22.613	10,715	0.00	0.5 to 0.9	20.08%	to	20.57%
MFS Total Return Series	213	13.963	to	24.707	4,768	2.54	0.5 to 0.9	3.28%	to	3.69%
MFS Research Bond Series	125	14.026	to	17.558	2,123	3.29	0.5 to 0.9	3.27%	to	3.68%
MFS Strategic Income Series	47	14.622	to	15.589	727	4.88	0.5 to 0.9	2.75%	to	3.17%
MFS Utilities Series	326	20.855	to	46.799	13,187	0.92	0.5 to 0.9	26.74%	to	27.26%
American Century VP Capital Appreciation Fund	201	17.030	to	23.111	4,520	0.00	0.5 to 0.9	44.49%	to	45.07%
American Century VP International Fund	221	15.795	to	26.646	5,441	0.65	0.5 to 0.9	16.99%	to	17.46%
American Century VP Value Fund	346	11.176	to	15.358	4,122	1.52	0.5 to 0.9	-5.99%	to	-5.61%
American Century VP Income & Growth Fund	184	8.741	to	12.811	1,693	1.83	0.5 to 0.9	-0.97%	to	-0.57%
American Century VP Ultra Fund	45	14.714	to	14.989	672	0.00	0.5 to 0.9	19.93%	to	20.41%
American Century VP Mid Cap Value Fund	4	10.734	to	10.806	44	1.03	0.5 to 0.9	-3.18%	to	-2.80%
American Century VP Inflation Protection Fund (Class II)	22	11.647	to	11.865	255	4.52	0.5 to 0.9	8.54%	to	8.97%
Dreyfus Appreciation Portfolio	316	12.383	to	18.154	5,543	1.54	0.5 to 0.9	6.17%	to	6.60%
Dreyfus Developing Leaders Portfolio	462	10.705	to	15.443	6,782	0.75	0.5 to 0.9	-11.86%	to	-11.51%
Dreyfus Stock Index Fund, Inc.	1,268	12.344	to	18.258	22,083	1.71	0.5 to 0.9	4.31%	to	4.73%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	9.568	to	30.599	955	0.52	0.5 to 0.9	6.81%	to	7.24%
JPMorgan U.S. Large Cap Core Equity Portfolio	78	11.032	to	17.551	1,244	1.09	0.5 to 0.9	0.74%	to	1.15%
JPMorgan Small Company Portfolio	124	13.655	to	20.098	2,187	0.01	0.5 to 0.9	-6.52%	to	-6.14%
JPMorgan Mid Cap Value Portfolio	75	18.381	to	18.725	1,388	0.84	0.5 to 0.9	1.53%	to	1.94%
Franklin Global Real Estate Securities Fund (Class II)	127	20.012	to	21.864	2,672	2.33	0.5 to 0.9	-21.58%	to	-21.26%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	72	8.565	to	12.298	656	0.00	0.5 to 0.9	10.24%	to	10.68%
Templeton Developing Markets Securities Fund (Class II)	92	28.779	to	35.691	2,798	2.30	0.5 to 0.9	27.63%	to	28.14%
Templeton Foreign Securities Fund (Class II)	112	17.039	to	33.899	3,108	1.96	0.5 to 0.9	14.42%	to	14.88%
Calamos Growth and Income Portfolio	301	15.975	to	20.081	5,591	1.40	0.5 to 0.9	7.89%	to	8.32%
AIM V.I. Capital Appreciation Fund (Series I)	103	6.050	to	10.588	672	0.00	0.5 to 0.9	11.01%	to	11.45%
AIM V.I. Technology Fund (Series I)	148	3.056	to	8.423	510	0.00	0.5 to 0.9	6.73%	to	7.16%
AIM V.I. Core Equity Fund (Series I)	135	8.319	to	10.604	1,210	1.17	0.5 to 0.9	7.14%	to	7.57%
Seligman Communications and Information Portfolio (Class II)	163	9.266	to	13.339	1,610	0.00	0.5 to 0.9	14.08%	to	14.54%
Seligman Capital Portfolio (Class II)	176	8.396	to	11.467	1,566	0.00	0.5 to 0.9	15.20%	to	15.67%
Seligman Smaller-Cap Value Portfolio (Class II)	47	18.326	to	18.669	861	0.00	0.5 to 0.9	3.02%	to	3.44%
Fidelity VIP Contrafund Portfolio [d]	13	11.092	to	11.122	149	1.99	0.5 to 0.9	10.92%	to	11.22%
Fidelity VIP Freedom Funds - Income [d]	0	10.240	to	10.267	-	0.00	0.5 to 0.9	2.40%	to	2.67%
Fidelity VIP Freedom Funds - 2010 [d]	0	10.302	to	10.330	-	0.00	0.5 to 0.9	3.02%	to	3.29%
Fidelity VIP Freedom Funds - 2015 [d]	0	10.321	to	10.349	4	25.52	0.5 to 0.9	3.21%	to	3.49%
Fidelity VIP Freedom Funds - 2020 [d]	2	10.340	to	10.368	26	14.71	0.5 to 0.9	3.40%	to	3.68%
Fidelity VIP Freedom Funds - 2025 [d]	0	10.350	to	10.378	2	7.50	0.5 to 0.9	3.50%	to	3.78%
Fidelity VIP Freedom Funds - 2030 [d]	7	10.368	to	10.396	68	5.98	0.5 to 0.9	3.68%	to	3.96%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2007.

27

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	215	$ 12.397	to	$ 24.112	$ 4,742	1.46%	0.5% to 0.9%	15.76%	to	16.23%
Federated High Income Bond Fund II	95	14.685	to	17.525	1,578	8.76	0.5 to 0.9	9.81%	to	10.25%
Federated Prime Money Fund II	225	10.915	to	13.243	2,878	4.40	0.5 to 0.9	3.57%	to	3.99%
MFS Research Series	302	10.880	to	19.854	5,693	0.49	0.5 to 0.9	9.49%	to	9.93%
MFS Emerging Growth Series	532	9.204	to	18.832	9,457	0.00	0.5 to 0.9	6.93%	to	7.36%
MFS Total Return Series	218	13.465	to	23.923	4,732	2.30	0.5 to 0.9	10.89%	to	11.34%
MFS Research Bond Series	128	13.528	to	17.002	2,106	4.29	0.5 to 0.9	3.12%	to	3.53%
MFS Strategic Income Series	44	14.173	to	15.171	654	5.09	0.5 to 0.9	5.72%	to	6.14%
MFS Utilities Series	320	16.388	to	36.924	10,365	1.98	0.5 to 0.9	30.09%	to	30.61%
American Century VP Capital Appreciation Fund	193	11.739	to	15.995	3,006	0.00	0.5 to 0.9	16.17%	to	16.64%
American Century VP International Fund	216	13.447	to	22.776	4,585	1.57	0.5 to 0.9	23.91%	to	24.40%
American Century VP Value Fund	325	11.888	to	16.272	4,075	1.29	0.5 to 0.9	17.59%	to	18.06%
American Century VP Income & Growth Fund	177	8.826	to	12.884	1,631	1.76	0.5 to 0.9	16.04%	to	16.50%
American Century VP Ultra Fund	37	12.269	to	12.449	452	0.00	0.5 to 0.9	-4.14%	to	-3.76%
American Century VP Mid Cap Value Fund [d]	1	11.087	to	11.117	6	1.80	0.5 to 0.9	10.87%	to	11.17%
American Century VP Inflation Protection (Class II)	16	10.731	to	10.888	168	3.33	0.5 to 0.9	0.70%	to	1.10%
Dreyfus Appreciation Portfolio	326	11.617	to	17.100	5,392	1.53	0.5 to 0.9	15.44%	to	15.90%
Dreyfus Developing Leaders Portfolio	481	12.097	to	17.521	8,024	0.40	0.5 to 0.9	2.84%	to	3.25%
Dreyfus Stock Index Fund, Inc.	1,324	11.786	to	17.504	22,170	1.67	0.5 to 0.9	14.47%	to	14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	8.921	to	28.568	912	0.11	0.5 to 0.9	8.23%	to	8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio	74	10.906	to	17.373	1,182	0.97	0.5 to 0.9	15.53%	to	15.99%
JPMorgan Small Company Portfolio	116	14.549	to	21.440	2,251	0.00	0.5 to 0.9	13.98%	to	14.43%
JPMorgan Mid Cap Value Portfolio	70	18.104	to	18.369	1,273	0.53	0.5 to 0.9	15.80%	to	16.26%
Franklin Real Estate Fund (Class II)	135	25.415	to	27.803	3,628	1.96	0.5 to 0.9	19.51%	to	19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	7.769	to	11.111	608	0.00	0.5 to 0.9	7.72%	to	8.15%
Templeton Developing Markets Securities Fund (Class II)	95	22.550	to	27.853	2,225	1.12	0.5 to 0.9	26.95%	to	27.45%
Templeton Foreign Securities Fund (Class II)	105	14.832	to	29.546	2,594	1.25	0.5 to 0.9	20.36%	to	20.84%
Calamos Growth and Income Portfolio	294	14.748	to	18.561	5,061	2.07	0.5 to 0.9	8.47%	to	8.90%
AIM V. I. Capital Appreciation Fund (Series I)	101	5.450	to	9.500	591	0.06	0.5 to 0.9	6.83%	to	7.26%
AIM V. I. Technology Fund (Series I)	142	2.863	to	7.860	455	0.00	0.5 to 0.9	9.49%	to	9.93%
AIM V. I. Core Equity Fund (Series I)	126	7.764	to	9.857	1,046	1.67	0.5 to 0.9	14.21%	to	14.67%
Seligman Communications and Information Portfolio (Class II)	161	8.123	to	11.646	1,394	0.00	0.5 to 0.9	20.92%	to	21.41%
Seligman Capital Portfolio (Class II)	166	7.288	to	9.914	1,283	0.00	0.5 to 0.9	4.86%	to	5.28%
Seligman Smaller-Cap Value Portfolio (Class II)	38	17.789	to	18.049	681	0.00	0.5 to 0.9	19.91%	to	20.39%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2006

28

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2005					December 31, 2005

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	222	$ 10.666	to	$ 20.828	$ 4,263	1.51%	0.5% to 0.9%	4.08%	to	4.50%
Federated High Income Bond Fund II	113	13.320	to	15.959	1,692	8.07	0.5 to 0.9	1.74%	to	2.15%
Federated Prime Money Fund II	298	10.497	to	12.786	3,721	2.66	0.5 to 0.9	1.77%	to	2.18%
MFS Research Series	299	9.898	to	18.133	5,147	0.47	0.5 to 0.9	6.84%	to	7.26%
MFS Emerging Growth Series	562	8.573	to	17.611	9,341	0.00	0.5 to 0.9	8.21%	to	8.65%
MFS Total Return Series	218	12.094	to	21.573	4,282	1.98	0.5 to 0.9	1.90%	to	2.31%
MFS Research Bond Series	133	13.066	to	16.488	2,121	5.03	0.5 to 0.9	0.61%	to	1.01%
MFS Strategic Income Series	43	13.353	to	14.351	599	6.69	0.5 to 0.9	0.98%	to	1.38%
MFS Utilities Series	327	12.547	to	28.383	8,309	0.59	0.5 to 0.9	15.79%	to	16.26%
American Century VP Capital Appreciation Fund	181	10.065	to	13.768	2,453	0.00	0.5 to 0.9	20.97%	to	21.46%
American Century VP International Fund	213	10.809	to	18.381	3,721	1.19	0.5 to 0.9	12.24%	to	12.69%
American Century VP Value Fund	300	10.110	to	13.782	3,174	0.83	0.5 to 0.9	4.09%	to	4.51%
American Century VP Income & Growth Fund	167	7.606	to	11.059	1,331	1.82	0.5 to 0.9	3.70%	to	4.11%
American Century VP Ultra Fund	30	12.799	to	12.935	385	0.00	0.5 to 0.9	1.25%	to	1.66%
American Century VP Inflation Protection (Class II)	16	10.656	to	10.769	169	4.22	0.5 to 0.9	0.66%	to	1.06%
Dreyfus Appreciation Portfolio	338	10.023	to	14.813	4,866	0.02	0.5 to 0.9	3.45%	to	3.86%
Dreyfus Developing Leaders Portfolio	488	11.715	to	17.037	7,947	0.00	0.5 to 0.9	4.86%	to	5.27%
Dreyfus Stock Index Fund, Inc.	1,400	10.256	to	15.292	20,529	1.61	0.5 to 0.9	3.76%	to	4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	8.211	to	26.325	889	0.00	0.5 to 0.9	2.69%	to	3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio	73	9.402	to	14.996	1,010	1.22	0.5 to 0.9	0.44%	to	0.85%
JPMorgan Small Company Portfolio	94	12.714	to	18.759	1,636	0.00	0.5 to 0.9	2.49%	to	2.90%
JPMorgan Mid Cap Value Portfolio	50	15.634	to	15.800	781	0.18	0.5 to 0.9	8.24%	to	8.67%
Franklin Real Estate Fund (Class II)	129	21.182	to	23.201	2,906	1.35	0.5 to 0.9	12.46%	to	12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	7.212	to	10.273	550	0.00	0.5 to 0.9	3.85%	to	4.27%
Templeton Developing Markets Securities Fund (Class II)	65	17.763	to	21.854	1,193	1.30	0.5 to 0.9	26.29%	to	26.79%
Templeton Foreign Securities Fund (Class II)	88	12.274	to	24.481	1,862	1.12	0.5 to 0.9	9.18%	to	9.62%
Calamos Growth and Income Portfolio	282	13.542	to	17.065	4,471	2.39	0.5 to 0.9	6.19%	to	6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	5.102	to	8.857	578	0.00	0.5 to 0.9	5.26%	to	5.68%
AIM V. I. Technology Fund (Series I)	132	2.615	to	7.150	381	0.00	0.5 to 0.9	1.26%	to	1.67%
AIM V. I. Premier Equity Fund (Series I)	116	6.798	to	8.596	823	0.84	0.5 to 0.9	4.71%	to	5.13%
Seligman Communications and Information Portfolio (Class II)	147	6.718	to	9.593	1,041	0.00	0.5 to 0.9	6.56%	to	6.99%
Seligman Capital Portfolio (Class II)	164	6.951	to	9.417	1,200	0.00	0.5 to 0.9	11.20%	to	11.64%
Seligman Smaller-Cap Value Portfolio (Class II)	29	14.835	to	14.992	427	0.23	0.5 to 0.9	-4.98%	to	-4.61%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

29

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2004					December 31, 2004

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	241	$ 10.207	to	$ 20.011	$ 4,464	1.44%	0.5% to 0.9%	8.79%	to	9.22%
Federated High Income Bond Fund II	113	13.040	to	15.686	1,652	7.70	0.5 to 0.9	9.47%	to	9.91%
Federated Prime Money Fund II	296	10.273	to	12.564	3,627	0.81	0.5 to 0.9	-0.09%	to	0.31%
MFS Research Series	318	9.227	to	16.973	5,119	1.06	0.5 to 0.9	14.81%	to	15.27%
MFS Emerging Growth Series	591	7.891	to	16.275	9,072	0.00	0.5 to 0.9	11.95%	to	12.39%
MFS Total Return Series	224	11.821	to	21.170	4,343	1.64	0.5 to 0.9	10.32%	to	10.77%
MFS Bond Series	130	12.936	to	16.389	2,060	5.90	0.5 to 0.9	5.11%	to	5.53%
MFS Strategic Income Series	42	13.172	to	14.212	579	5.31	0.5 to 0.9	6.76%	to	7.19%
MFS Utilities Series	321	10.793	to	24.511	7,169	1.45	0.5 to 0.9	29.03%	to	29.55%
American Century VP Capital Appreciation Fund	180	8.287	to	11.381	2,021	0.00	0.5 to 0.9	6.62%	to	7.05%
American Century VP International Fund	240	9.592	to	16.376	3,705	0.55	0.5 to 0.9	13.89%	to	14.35%
American Century VP Value Fund	263	9.712	to	13.187	2,655	0.97	0.5 to 0.9	13.31%	to	13.76%
American Century VP Income & Growth Fund	148	7.335	to	10.622	1,129	1.38	0.5 to 0.9	11.98%	to	12.43%
American Century VP Inflation Protection Fund (Class II)	15	10.587	to	10.656	155	3.15	0.5 to 0.9	4.86%	to	5.29%
American Century VP Ultra Fund	12	12.641	to	12.724	149	0.00	0.5 to 0.9	9.68%	to	10.12%
Dreyfus Appreciation Portfolio	350	9.651	to	14.320	4,895	1.63	0.5 to 0.9	4.10%	to	4.52%
Dreyfus Developing Leaders Portfolio	509	11.128	to	16.248	7,943	0.20	0.5 to 0.9	10.34%	to	10.79%
Dreyfus Stock Index Fund, Inc.	1,436	9.845	to	14.738	20,375	1.83	0.5 to 0.9	9.64%	to	10.09%
The Dreyfus Socially Responsible Growth Fund, Inc.	40	7.964	to	25.565	899	0.41	0.5 to 0.9	5.25%	to	5.68%
JPMorgan Large Cap Core Equity Portfolio	73	9.323	to	14.889	1,023	0.75	0.5 to 0.9	8.51%	to	8.94%
JPMorgan Small Company Portfolio	76	12.355	to	18.253	1,326	0.00	0.5 to 0.9	26.03%	to	26.54%
JPMorgan Mid Cap Value Portfolio	26	14.445	to	14.539	383	0.19	0.5 to 0.9	19.97%	to	20.45%
Franklin Real Estate Fund (Class II)	118	18.760	to	20.573	2,361	1.86	0.5 to 0.9	30.62%	to	31.14%
Franklin Small Cap Fund (Class II)	79	6.945	to	9.853	573	0.00	0.5 to 0.9	10.48%	to	10.92%
Templeton Developing Markets Securities Fund (Class II)	51	14.066	to	17.236	743	2.20	0.5 to 0.9	23.59%	to	24.09%
Templeton Foreign Securities Fund (Class II)	70	11.197	to	22.360	1,389	1.05	0.5 to 0.9	17.46%	to	17.94%
Calamos Growth and Income Portfolio	268	12.702	to	16.026	4,014	1.23	0.5 to 0.9	10.10%	to	10.55%
AIM V. I. Dent Demographic Trends Fund (Series I)	131	4.847	to	8.382	674	0.00	0.5 to 0.9	7.28%	to	7.72%
AIM V. I. Technology Fund (Series I)	134	2.583	to	7.033	383	0.00	0.5 to 0.9	3.72%	to	4.16%
AIM V. I. Premier Equity Fund (Series I)	127	6.492	to	8.176	857	0.49	0.5 to 0.9	4.83%	to	5.24%
Seligman Communications and Information Portfolio (Class II)	155	6.304	to	8.966	1,028	0.00	0.5 to 0.9	9.86%	to	10.31%
Seligman Capital Portfolio (Class II)	177	6.251	to	8.435	1,153	0.00	0.5 to 0.9	7.32%	to	7.77%
Seligman Small Cap Value Portfolio (Class II)	14	15.614	to	15.716	213	0.03	0.5 to 0.9	18.53%	to	19.01%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2003					December 31, 2003

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [e]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	266	$ 9.345	to	$ 18.394	$ 4,478	1.55%	0.5% to 0.9%	26.55%	to	27.06%
Federated High Income Bond Fund II	104	11.864	to	14.329	1,404	7.08	0.5 to 0.9	21.12%	to	21.61%
Federated International Small Company Fund II [c]	0	6.457	to	9.035	-	0.00	0.5 to 0.9	38.09%	to	38.57%
Federated Prime Money Fund II	314	10.241	to	12.575	3,842	0.70	0.5 to 0.9	-0.21%	to	0.19%
MFS Research Series	335	8.005	to	14.784	4,657	0.66	0.5 to 0.9	23.59%	to	24.09%
MFS Emerging Growth Series	603	7.021	to	14.538	8,212	0.00	0.5 to 0.9	29.07%	to	29.59%
MFS Total Return Series	212	10.672	to	19.190	3,767	1.70	0.5 to 0.9	15.28%	to	15.74%
MFS Bond Series	131	12.258	to	15.592	1,968	6.20	0.5 to 0.9	8.36%	to	8.80%
MFS Strategic Income Series	43	12.288	to	13.312	556	5.16	0.5 to 0.9	9.39%	to	9.83%
MFS Utilities Series	320	8.331	to	18.997	5,552	2.26	0.5 to 0.9	34.68%	to	35.22%
American Century VP Capital Appreciation Fund	180	7.741	to	10.675	1,904	0.00	0.5 to 0.9	19.39%	to	19.87%
American Century VP International Fund	252	8.388	to	14.379	3,410	0.74	0.5 to 0.9	23.39%	to	23.88%
American Century VP Value Fund	246	8.571	to	11.592	2,176	1.05	0.5 to 0.9	27.79%	to	28.32%
American Century VP Income and Growth Fund	135	6.550	to	9.448	917	1.31	0.5 to 0.9	28.18%	to	28.70%
American Century VP Inflation Protection Fund (Class II) [d]	3	10.096	to	10.121	28	1.88	0.5 to 0.9	0.96%	to	1.21%
American Century VP Ultra Fund [d]	4	11.525	to	11.554	42	0.00	0.5 to 0.9	15.25%	to	15.54%
Dreyfus Appreciation Portfolio	375	9.234	to	13.756	5,039	1.45	0.5 to 0.9	20.09%	to	20.56%
Dreyfus Developing Leaders Portfolio	526	10.045	to	14.725	7,429	0.03	0.5 to 0.9	30.51%	to	31.03%
Dreyfus Stock Index Fund, Inc.	1,427	8.943	to	13.442	18,547	1.52	0.5 to 0.9	27.22%	to	27.72%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	7.536	to	24.221	839	0.12	0.5 to 0.9	24.88%	to	25.37%
JPMorgan Large Cap Core Equity Portfolio	71	8.558	to	13.684	911	0.70	0.5 to 0.9	27.00%	to	27.50%
JPMorgan Small Company Portfolio	66	9.764	to	14.443	923	0.00	0.5 to 0.9	34.76%	to	35.29%
JPMorgan Mid Cap Value Portfolio [d]	4	12.040	to	12.071	49	0.00	0.5 to 0.9	20.40%	to	20.71%
Franklin Real Estate Fund (Class II)	97	14.305	to	15.707	1,483	2.40	0.5 to 0.9	34.53%	to	35.07%
Franklin Small Cap Fund (Class II)	75	6.286	to	8.883	485	0.00	0.5 to 0.9	36.00%	to	36.56%
Templeton Developing Markets Securities Fund (Class II)	35	11.381	to	13.890	399	1.30	0.5 to 0.9	51.63%	to	52.24%
Templeton Foreign Securities Fund (Class II)	57	9.494	to	18.983	1,025	1.74	0.5 to 0.9	31.03%	to	31.55%
Calamos Growth and Income Portfolio	184	11.490	to	14.516	2,561	3.27	0.5 to 0.9	24.63%	to	25.12%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	4.518	to	7.781	498	0.00	0.5 to 0.9	36.25%	to	36.77%
AIM V. I. New Technology Fund (Series I)	162	2.490	to	6.752	416	0.00	0.5 to 0.9	51.00%	to	51.63%
AIM V. I. Premier Equity Fund (Series I)	117	6.193	to	7.769	752	0.35	0.5 to 0.9	23.96%	to	24.46%
Seligman Communications and Information Portfolio (Class II)	134	5.738	to	8.128	804	0.00	0.5 to 0.9	42.77%	to	43.33%
Seligman Capital Portfolio (Class II)	160	5.824	to	7.827	963	0.00	0.5 to 0.9	34.53%	to	35.06%
Seligman Small Cap Value Portfolio (Class II) [d]	2	13.173	to	13.206	23	2.06	0.5 to 0.9	31.73%	to	32.06%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c] Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

[d] Fund inception date May 14, 2003.

[e]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

31

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2007, and the related statement of operations for the period or year then ended; the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2007, and the results of its operations for the period or year then ended; the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 7, 2008

32

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolution.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)

(2)	Schedule of Sales Commissions. (4)

(d)  Contracts.

(1)	Specimen Contract Form. (1)

(2)	Disability Continuance of Insurance Rider. (3)

(3)	Accidental Death Rider. (3)

(4)	Option to Increase Specified Amount Rider. (3)

(5)	Spouse’s Term Insurance Rider. (3)

(6)	Children’s Term Insurance Rider. (3)

(7)	Other Insured Term Insurance Rider. (3)

(8)	Extra Protection Rider. (3)

(9)	Disability Premium Benefit Rider. (3)

(10)	Temporary Life Insurance Agreement. (3)

(11)	Unisex Contract Amendment. (3)

(12)	Maturity Extension Rider. (5)

(13)	Accelerated Death Benefit/Living Benefits Rider. (6)

(14)	Monthly Benefit Rider. (12)

(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (13)

(16)	Accelerated Death Benefit/Terminal Illness Rider. (13)

(e)  Applications.

Application Form. (7)

1

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (11)

(h)  Participation Agreements.

(1)	Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (1)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation. (1)

(3)
Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (8)

(5)	Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II. (9)

(6)	Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisor Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (9)

(7)	Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)

(8)
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(9)	Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (10)

(10)	Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company. (10)

(11)	Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (10)

(12)
Form of Fund Participation Agreement between Kansas City Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV. (14)

(i)  Administrative Contracts.

Not Applicable.

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (14)

2

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (14)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (14)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (14)

(5)	Rule 22c-2 Agreement between Federated Securities Corp., ("FSC") and Kansas City Life Insurance Company dated March 7, 2007. (14)

(6)	Rule 22c-2 Agreement between Franklin Templeton Variable Insurance Products Trust and Kansas City Life Insurance Company dated April 16, 2007. (14)

(7)	Rule 22c-2 Agreement between J.P. Morgan Series Trust II and Kansas City Life Insurance Company dated March 5, 2007. (14)

(8)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (14)

(9)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (14)

(k)  Legal Opinion.

Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered. (15)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (15)

(2)	Consent of KPMG LLP. (15)

(o)  Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

Memorandum describing issuance, transfer and redemption procedures. (9)

__________

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

3

(2)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2002 (File No. 033-95354).

(5)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

(6)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 4, 2001 (File No. 333-49000).

(8)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 18, 1997 (File No. 033-95354).

(9)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on April 19, 1999 (File No. 033-95354).

(10)  Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(11)  Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

(12)  Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 033-95354).

(13)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).

(14)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(15)  Filed herewith.

4

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Webb R. Gilmore	Director
Nancy Bixby Hudson	Director
Kathleen A. Hunzicker, M.D	Vice President and Medical Director
Daryl D. Jensen	Director
Tracy W. Knapp	Senior Vice President, Finance and Director
David A. Laird	Vice President and Controller
Mary M. McCalla	Treasurer
Cecil R. Miller	Director
Robert J. Milroy	Vice President, Underwriting and New Business
Mark A. Milton	Senior Vice President and Actuary
Bradford T. Nordholm	Director
William A. Schalekamp	Senior Vice President, General Counsel, Secretary and Director
Larry Winn, Jr.	Director

 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other

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enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b)  Management.

The directors and principal officers of Sunset Financial Services, Inc. are as follows:

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Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary and Director
Kim Kirkman	Assistant Vice President
Donald E. Krebs	Vice President and Director
David A. Laird	Treasurer
A. Craig Mason	Secretary
Dustin S. Meza	Assistant Vice President
Bruce Oberdling	President and Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Vice President

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$2,800,860.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 23rd day of April, 2008.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ William A. Schalekamp William A. Schalekamp	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 23, 2008

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance and Director (Principal Financial Officer)	April 23, 2008

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 23, 2008

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 23, 2008

/s/ William R. Blessing William R. Blessing	Director	April 23, 2008

/s/ Michael Braude Michael Braude	Director	April 23, 2008

______________________________ Richard L. Finn	Director	April 23, 2008

______________________________ Webb R. Gilmore	Director	April 23, 2008

______________________________ Nancy Bixby Hudson	Director	April 23, 2008

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______________________________ Daryl D. Jensen	Director	April 23, 2008

/s/ Cecil R. Miller Cecil R. Miller	Director	April 23, 2008

______________________________ Bradford T. Nordholm	Director	April 23, 2008

/s/ William A. Schalekamp William A. Schalekamp	Director	April 23, 2008

/s/ E. Larry Winn, Jr. E. Larry Winn, Jr.	Director	April 23, 2008

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EXHIBIT INDEX

Exhibit k

Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered.

Exhibit n(1)

Consent of Sutherland Asbill & Brennan LLP.

Exhibit n(2)

Consent of KPMG LLP.

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Supplement Dated May 1, 2008,
to Prospectus Dated May 1, 2008
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Connecticut

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

♦	Add the following paragraph to the Transfer Privilege on page 29 of the Prospectus.

Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5630	5-01b

Supplement Dated May 1, 2008,
to Prospectus Dated May 1, 2008
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Maryland

For contracts sold in the state of Maryland, we change the Prospectus as follows:

♦	Add the following wording after the “Guaranteed Payment Period and Guaranteed Monthly Premium” section of the Prospectus on page 41:

No-Lapse Monthly Premium and No-Lapse Payment Period — In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

(1)	the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and
(2)	an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex.  We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

♦	Add the following paragraph to the “Premium Payments Upon Increase in Specified Amount” section on page 42 of the Prospectus:

A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

♦	Delete the “After the Guaranteed Payment Period” section on page 42 of the Prospectus and replace it with the following:

After the Guaranteed Payment Period but During the No-Lapse Payment Period — A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

♦	Add the following paragraph to the “Changes in Specified Amount” section on page 45 of the Prospectus:

In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract’s No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract’s No-Lapse Monthly Premium will also generally be increased. See “No-Lapse Monthly Premium and No-Lapse Payment Period” above.

5629	5-01b